                                                                   Exhibit 10.14

                                CREDIT AGREEMENT


                           Dated as of August 13, 1997


                                      among


                      PEDIATRIC SERVICES OF AMERICA, INC.,
                             a Georgia corporation,
                                  as Borrower,


                      PEDIATRIC SERVICES OF AMERICA, INC.,
                             a Delaware corporation,
                    and Certain Subsidiaries and Affiliates,
                                 as Guarantors,


                            THE LENDERS NAMED HEREIN


                                       AND


                               NATIONSBANK, N.A.,
                             as Administrative Agent

                                TABLE OF CONTENTS

SECTION 1 DEFINITIONS............................................................................. 1
          -----------
         1.1 Definitions.......................................................................... 1
             -----------
         1.2 Computation of Time Periods......................................................... 21
             ---------------------------
         1.3 Accounting Terms.................................................................... 22
             ----------------

SECTION 2 CREDIT FACILITIES...................................................................... 22
          -----------------
         2.1 Revolving Loans..................................................................... 22
             ---------------
         2.2 Letter of Credit Subfacility........................................................ 24
             ----------------------------
         2.3 Swingline Loan Subfacility.......................................................... 28
             --------------------------

SECTION 3 OTHER PROVISIONS RELATING TO CREDIT FACILITIES......................................... 30
          ----------------------------------------------
         3.1 Default Rate........................................................................ 30
             ------------
         3.2 Extension and Conversion............................................................ 30
             ------------------------
         3.3 Prepayments......................................................................... 31
             -----------
         3.4 Termination and Reduction of Commitments............................................ 32
             ----------------------------------------
         3.5 Fees................................................................................ 32
             ----
         3.6 Capital Adequacy.................................................................... 33
             ----------------
         3.7 Inability To Determine Interest Rate................................................ 33
             ------------------------------------
         3.8 Illegality.......................................................................... 33
             ----------
         3.9 Requirements of Law................................................................. 34
             -------------------
         3.10 Taxes.............................................................................. 35
              -----
         3.11 Indemnity.......................................................................... 37
              ---------
         3.12 Pro Rata Treatment................................................................. 37
              ------------------
         3.13 Sharing of Payments................................................................ 38
              -------------------
         3.14 Payments, Computations, Etc. ...................................................... 38
              ----------------------------
         3.15 Evidence of Debt................................................................... 40
              ----------------
         3.16 Replacement Lenders................................................................ 40
              -------------------

SECTION 4 GUARANTY............................................................................... 41
          --------
         4.1 The Guaranty........................................................................ 41
             ------------
         4.2 Obligations Unconditional........................................................... 41
             -------------------------
         4.3 Reinstatement....................................................................... 42
             -------------
         4.4 Certain Additional Waivers.......................................................... 43
             --------------------------
         4.5 Remedies............................................................................ 43
             --------
         4.6 Rights of Contribution.............................................................. 43
             ----------------------
         4.7 Continuing Guarantee................................................................ 44
             --------------------
         4.8 Termination......................................................................... 44
             -----------

SECTION 5 CONDITIONS............................................................................. 44
          ----------
         5.1 Conditions to Closing............................................................... 44
             ---------------------
         5.2 Conditions to All Extensions of Credit.............................................. 46
             --------------------------------------

SECTION 6 REPRESENTATIONS AND WARRANTIES......................................................... 47
          ------------------------------
         6.1 Financial Condition................................................................. 47
             -------------------
         6.2 No Changes or Restricted Payments................................................... 47
             ---------------------------------
         6.3 Organization; Existence; Compliance with Law........................................ 47
             --------------------------------------------

         6.4 Power; Authorization; Enforceable Obligations....................................... 48
             ---------------------------------------------
         6.5 No Legal Bar........................................................................ 49
             ------------
         6.6 No Material Litigation.............................................................. 49
             ----------------------
         6.7 No Default.......................................................................... 49
             ----------
         6.8 Ownership of Property; Liens........................................................ 49
             ----------------------------
         6.9 Intellectual Property............................................................... 49
             ---------------------
         6.10 No Burdensome Restrictions......................................................... 50
              --------------------------
         6.11 Taxes.............................................................................. 50
              -----
         6.12 ERISA.............................................................................. 50
              -----
         6.13 Governmental Regulations, Etc...................................................... 51
              ------------------------------
         6.14 Subsidiaries....................................................................... 52
              ------------
         6.15 Purpose of Extensions of Credit.................................................... 52
              -------------------------------
         6.16 Environmental Matters.............................................................. 53
              ---------------------

SECTION 7 AFFIRMATIVE COVENANTS.................................................................. 53
          ---------------------
         7.1 Financial Statements................................................................ 54
             --------------------
         7.2 Certificates; Other Information..................................................... 55
             -------------------------------
         7.3 Notices............................................................................. 55
             -------
         7.4 Payment of Obligations.............................................................. 57
             ----------------------
         7.5 Conduct of Business and Maintenance of Existence.................................... 57
             ------------------------------------------------
         7.6 Maintenance of Property; Insurance.................................................. 57
             ----------------------------------
         7.7 Inspection of Property; Books and Records; Discussions.............................. 57
             ------------------------------------------------------
         7.8 Environmental Laws.................................................................. 58
             ------------------
         7.9 Financial Covenants................................................................. 58
             -------------------
         7.10 Agency Fees........................................................................ 59
              -----------
         7.11 Additional Guaranties and Stock Pledges............................................ 59
              ---------------------------------------
         7.12 Use of Proceeds.................................................................... 59
              ---------------

SECTION 8 NEGATIVE COVENANTS..................................................................... 60
          ------------------
         8.1 Indebtedness........................................................................ 60
             ------------
         8.2 Liens............................................................................... 61
             -----
         8.3 Nature of Business.................................................................. 61
             ------------------
         8.4 Consolidation, Merger, Sale or Purchase of Assets, Capital Expenditures, etc. ...... 61
             -----------------------------------------------------------------------------
         8.5 Advances, Investments and Loans..................................................... 62
             -------------------------------
         8.6 Transactions with Affiliates........................................................ 63
             ----------------------------
         8.7 Ownership of Equity Interests....................................................... 63
             -----------------------------
         8.8 Fiscal Year......................................................................... 63
             -----------
         8.9 Prepayments of Indebtedness, etc. .................................................. 63
             ---------------------------------
         8.10 Restricted Payments................................................................ 64
              -------------------
         8.11 Sale Leasebacks.................................................................... 64
              ---------------
         8.12 No Further Negative Pledges........................................................ 64
              ---------------------------

SECTION 9 EVENTS OF DEFAULT...................................................................... 64
          -----------------
         9.1 Events of Default................................................................... 64
             -----------------
         9.2 Acceleration; Remedies.............................................................. 67
             ----------------------

SECTION 10 AGENCY PROVISIONS..................................................................... 67
           -----------------

         10.1 Appointment........................................................................ 67
              -----------
         10.2 Delegation of Duties............................................................... 68
              --------------------
         10.3 Exculpatory Provisions............................................................. 68
              ----------------------
         10.4 Reliance on Communications......................................................... 69
              --------------------------
         10.5 Notice of Default.................................................................. 69
              -----------------
         10.6 Non-Reliance on Administrative Agent and Other Lenders............................. 69
              ------------------------------------------------------
         10.7 Indemnification.................................................................... 70
              ---------------
         10.8 Administrative Agent in its Individual Capacity.................................... 70
              -----------------------------------------------
         10.9 Successor Administrative Agent..................................................... 71
              ------------------------------

SECTION 11 MISCELLANEOUS......................................................................... 71
           -------------
         11.1 Notices............................................................................ 71
              -------
         11.2 Right of Set-Off................................................................... 73
              ----------------
         11.3 Benefit of Agreement............................................................... 73
              --------------------
         11.4 No Waiver; Remedies Cumulative..................................................... 75
              ------------------------------
         11.5 Payment of Expenses, etc. ......................................................... 75
              ------------------------
         11.6 Amendments, Waivers and Consents................................................... 76
              --------------------------------
         11.7 Counterparts....................................................................... 77
              ------------
         11.8 Headings........................................................................... 77
              --------
         11.9 Survival........................................................................... 78
              --------
         11.10 Governing Law; Submission to Jurisdiction; Venue.................................. 78
               ------------------------------------------------
         11.11 Severability...................................................................... 78
               ------------
         11.12 Entirety.......................................................................... 79
               --------
         11.13 Binding Effect; Termination....................................................... 79
               ---------------------------
         11.14 Confidentiality................................................................... 79
               ---------------
         11.15 Source of Funds................................................................... 80
               ---------------
         11.16 Conflict.......................................................................... 80
               --------

                                   SCHEDULES

Schedule 2.1(a)         Schedule of Lenders and Commitments
Schedule 2.1(b)(i)      Form of Notice of Borrowing
Schedule 2.1(e)         Form of Revolving Note
Schedule 2.2(b)-1       Existing Letters of Credit
Schedule 2.2(b)-2       Form of Notice of Request for Letter of Credit
Schedule 2.3(e)         Form of Swingline Note
Schedule 3.2            Form of Notice of Extension/Conversion
Schedule 5.1(i)(v)      Secretary's Certificate
Schedule 6.6            Description of Legal Proceedings
Schedule 6.8            Liens
Schedule 6.9            Intellectual Property
Schedule 6.12           Qualified Plan
Schedule 6.14           Subsidiaries
Schedule 7.2(b)         Form of Officer's Compliance Certificate
Schedule 7.11-1         Form of Joinder Agreement
Schedule 7.11-2         Pledge Joinder Agreement
Schedule 8.1            Indebtedness
Schedule 8.5            Existing Investments
Schedule 11.1           Schedule of Lenders' Addresses
Schedule 11.3(b)        Form of Assignment and Acceptance

                               CREDIT AGREEMENT


     THIS CREDIT AGREEMENT dated as of August 13, 1997 (the "Credit Agreement"),
                                                             ----------------
is by and among PEDIATRIC SERVICES OF AMERICA, INC., a Georgia corporation (the "Borrower"), PEDIATRIC SERVICES OF AMERICA, INC., a Delaware corporation (the
 --------
"Company") and the subsidiaries and affiliates identified on the signature pages
 -------
hereto and such other subsidiaries and affiliates as may from time to time become Guarantors hereunder in accordance with the provisions hereof (collectively with the Company, the "Guarantors"), the lenders named herein and
                                     ----------
such other lenders as may become a party hereto (the "Lenders"), and
                                                      -------
NATIONSBANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").
 --------------------

                              W I T N E S S E T H

     WHEREAS, the Borrower has requested that the Lenders provide a $100 million credit facility for the purposes hereinafter set forth;

     WHEREAS, the Lenders have agreed to make the requested credit facility available to the Borrower on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1
                                  DEFINITIONS
                                  -----------

     1.1   Definitions.
           -----------

           As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

           "Additional Credit Party" means each Person that becomes a Guarantor
            -----------------------
     after the Closing Date by execution of a Joinder Agreement.

           "Administrative Agent" shall have the meaning assigned to such term
            --------------------
     in the heading hereof, together with any successors or assigns.

           "Administrative Agent's Fee Letter" means that certain letter
            ---------------------------------
     agreement, dated as of June __, 1997, between the Agent and the Borrower, as amended, modified, supplemented or replaced from time to time.

           "Affiliate" means, with respect to any Person, any other Person (i)
            ---------
     directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the equity interest in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           "Agency Services Address" means NationsBank, N.A., NC1-001-15-04, 101
            -----------------------
     North Tryon Street, Charlotte, North Carolina 28255, Attn: Agency Services, or such other address as may be identified by written notice from the Administrative Agent to the Borrower.

           "Agent's Fees" shall have the meaning assigned to such term in
            ------------
     Section 3.5(d).

           "Aggregate Revolving Committed Amount" means the aggregate amount of
            ------------------------------------
     Revolving Commitments in effect from time to time, being initially ONE HUNDRED MILLION DOLLARS ($100,000,000.00).

           "Applicable Percentage" means for any day, the rate per annum set
            ---------------------
     forth below opposite the applicable Consolidated Leverage Ratio then in effect, it being understood that the Applicable Percentage for (i) Base Rate Loans shall be the percentage set forth under the column "Base Rate Margin", (ii) Eurodollar Loans shall be the percentage set forth under the column "Eurodollar Margin and Letter of Credit Fee", (iii) the Letter of Credit Fee shall be the percentage set forth under the column "Eurodollar Margin and Letter of Credit Fee" and (iv) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

                                                                             Eurodollar
                                                                              Margin
                             Consolidated                                       and
Pricing                        Leverage                           Base Rate  Letter of   Commitment
 Level                          Ratio                              Margin    Credit Fee      Fee
-------                      ------------                         ---------  ----------  ----------
  I                  greater than or equal to 3.0                    0%       1.625%        .375%
  II         greater than or equal to 2.5 but less than 3.0          0%       1.375%        .325%
  III        greater than or equal to 2.0 but less than 2.5          0%       1.250%        .275%
  IV         greater than or equal to 1.5 but less than 2.0          0%       1.125%        .250%
  V                         less than 1.5                            0%        .875%        .225%


     The Applicable Percentage shall be determined and adjusted quarterly on the date (each a "Rate Determination Date") five (5) Business Days after the
                   -----------------------
     date by which the annual and quarterly compliance certificates and related financial statements and information are required in accordance with the provisions of Sections 7.1(a) and (b) and Section 7.2(b), as appropriate; provided that:
     --------

                 (i) the initial Applicable Percentages shall be based on Pricing Level III and shall remain in effect at such Pricing Level until the first Rate Determination Date to occur after the Closing Date, and

                 (ii) in the event an annual or quarterly compliance certificate and related financial statements and information are not delivered timely to the Agency Services Address by the date required by Sections 7.1(a) and (b) and Section 7.2(b), as appropriate, the Applicable Percentages shall be based on Pricing Level I until such time as an appropriate compliance certificate and related financial statements and information are delivered, whereupon the applicable Pricing Level shall be adjusted based on the information contained in such compliance certificate and related financial statements and information.

     Each Applicable Percentage shall be effective from a Rate Determination Date until the next such Rate Determination Date. The Administrative Agent shall determine the appropriate Applicable Percentages in the pricing matrix promptly upon receipt of the quarterly or annual compliance certificate and related financial information and shall promptly notify the Borrower and the Lenders of any change thereof. Such determinations by the Administrative Agent shall be conclusive absent manifest error.
     Adjustments in the Applicable Percentages shall be effective as to existing Extensions of Credit as well as new Extensions of Credit made thereafter.

           "Attributed Principal Amount" means, on any day, with respect to any
            ---------------------------
     Securitization Transaction entered into by any member of the Consolidated Group, the aggregate amount (with respect to any such transaction, the "Invested Amount") paid to, or borrowed by, such Person as of such date
     ----------------
     under such Securitization Transaction, minus the aggregate amount received
                                            -----
     by the applicable Receivables Financier and applied to the reduction of the Invested Amount under such Securitization Transaction.

           "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United
            ---------------
     States Code, as amended, modified, succeeded or replaced from time to time.

           "Bankruptcy Event" means, with respect to any Person, the occurrence
            ----------------
     of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

           "Base Rate" means, for any day, the rate per annum (rounded upwards,
            ---------
     if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1%
                                                                 ----
     or (b) the Prime Rate in effect on such day. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

           "Base Rate Loan" means any Loan bearing interest at a rate determined
            --------------
     by reference to the Base Rate.

           "Borrower" means the Person identified as such in the heading hereof,
            --------
     together with any permitted successors and assigns.

           "Business Day" means a day other than a Saturday, Sunday or other day
            ------------
     on which commercial banks in Charlotte, North Carolina, Atlanta, Georgia or New York, New York are authorized or required by law to close, except that,
                                                                    ------ ----
     when used in connection with a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in U.S. dollar deposits in London, England.

           "Capital Lease" means, as applied to any Person, any lease of any
            -------------
     Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

           "Capital Lease Obligation" means the capital lease obligations
            ------------------------
     relating to a Capital Lease determined in accordance with GAAP.

           "Cash Equivalents" means (a) securities issued or directly and fully
            ----------------
     guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any Lender, or (ii) any domestic commercial bank of recognized standing (y) having capital and surplus in excess of $500,000,000 and (z) whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more
                    -------------
     than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by a Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) obligations of any State of the United States or any political subdivision thereof, the interest with respect to which is exempt from federal income taxation under Section 103 of the Code, having a long term rating of at least AA- or Aa-3 by S&P or Moody's, respectively, and maturing within three years from the date of acquisition thereof, (f) Investments in municipal auction preferred stock (i) rated AAA (or the equivalent thereof) or better by S&P or Aaa (or the equivalent thereof) or better by Moody's and (ii) with dividends that reset at least once every 365 days and (g) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $100,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (f).

           "Change of Control" means the occurrence of any of the following
            -----------------
     events: (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Company (or other securities convertible into such Voting Stock) representing 35% or more of the combined voting power of all Voting Stock of the Company, or (ii) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Company (together with any new director whose election by the Company's Board of Directors or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Company then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

           "Closing Date" means the date hereof.
            ------------

           "Code" means the Internal Revenue Code of 1986, as amended, and any
            ----
     successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

           "Commitment" means the Revolving Commitment, the LOC Commitment and
            ----------
     the Swingline Commitment.

           "Commitment Fee" shall have the meaning given such term in Section
            --------------
     3.5(a).

           "Commitment Percentage" means the Revolving Commitment Percentage.
            ---------------------

           "Commitment Period" means the period from and including the Closing
            -----------------
     Date to but not including the earlier of (i) the Termination Date, or (ii) the date on which the Commitments terminate in accordance with the provisions of this Credit Agreement.

           "Company" means Pediatric Services of America, Inc., a Delaware
            -------
     corporation, as referenced in the opening paragraph, its successors and permitted assigns.

           "Consolidated Adjusted EBITDA" means for any period for the
            ----------------------------
     Consolidated Group on a consolidated basis, the sum of EBITDA minus capital
                                                                   -----
     expenditures made or incurred minus cash taxes paid (net of refunds), in
                                   -----
     each case determined in accordance with GAAP applied on a consistent basis. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

           "Consolidated EBITDA" means for any period, the sum of
            -------------------

                 (i) for the Consolidated Group for the two most recent fiscal quarters, but exclusive of components relating to acquisitions and dispositions occurring within the two most recent fiscal quarters (dealt with in subsection (ii) below), EBITDA for the Consolidated Group on a consolidated basis multiplied by two (2); plus
                                                                ----

                 (ii) in the case of acquisitions and dispositions which have occurred during the two most recent fiscal quarters (and for determinations on a Pro Forma Basis), EBITDA attributable thereto for the two most recent fiscal quarters as to which financial information is available prior to the date of acquisition or disposition, adjusted (reduced) for excess owner's compensation relating thereto, multiplied by two (2);

     in each case determined in accordance with GAAP applied on a consistent basis.

           "Consolidated Fixed Charge Coverage Ratio" means for any period, the
            ----------------------------------------
     ratio of Consolidated Adjusted EBITDA for the period of four consecutive fiscal quarters ending as of the date of determination to Consolidated Fixed Charges for the period of four consecutive fiscal quarters ending as of the date of determination.

           "Consolidated Fixed Charges" means for any period for the
            --------------------------
     Consolidated Group, the sum of Consolidated Interest Expense plus scheduled
                                                                  ----
     maturities of Funded Debt paid (and mandatory commitment reductions, sinking fund payments and the like relating thereto) plus Restricted
                                                          ----
     Payments, in each case on a consolidated basis determined in accordance with GAAP applied on an consistent basis. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

           "Consolidated Funded Debt" means Funded Debt of the Consolidated
            ------------------------
     Group determined on a consolidated basis in accordance with GAAP applied on a consistent basis.

           "Consolidated Group" means the Company and its consolidated
            ------------------
     subsidiaries, including the Borrower, as determined in accordance with GAAP.

           "Consolidated Interest Expense" means for any period for the
            -----------------------------
     Consolidated Group, all interest expense, including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under

     Securitization Transactions, in each case on a consolidated basis determined in accordance with GAAP applied on a consolidated basis.

           "Consolidated Leverage Ratio" means, as of the last day of any fiscal
            ---------------------------
     quarter, the ratio of Consolidated Funded Debt on such day to Consolidated EBITDA determined by annualizing Consolidated EBITDA for the two consecutive fiscal quarters ending as of the date of determination.

           "Consolidated Net Income" means for any period for the Consolidated
            -----------------------
     Group, net income on a consolidated basis determined in accordance with GAAP applied on a consistent basis, but excluding for purposes of determining the Consolidated Leverage Ratio and Consolidated Fixed Charge Coverage Ratio, any extraordinary gains or losses and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded gains an any tax deductions or credits on account of any such excluded losses.

           "Consolidated Net Worth" means, as for any date for the Consolidated
            ----------------------
     Group, shareholders' equity or net worth as determined in accordance with GAAP.

           "Contractual Obligation" means, as to any Person, any provision of
            ----------------------
     any security issued by such Person or of any material agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

           "Credit Documents" means a collective reference to this Credit
            ----------------
     Agreement, the Notes, the LOC Documents, Pledge Agreement, each Joinder Agreement, the Administrative Agent's Fee Letter, and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

           "Credit Party" means any of the Borrower and the Guarantors.
            ------------

           "Default" means any event, act or condition which with notice or
            -------
     lapse of time, or both, would constitute an Event of Default.

           "Defaulting Lender" means, at any time, any Lender that, at such
            -----------------
     time, (i) has failed to make an Extension of Credit required pursuant to the terms of this Credit Agreement, (ii) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of the Credit Agreement or any other of the Credit Documents, or (iii) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar proceeding.

           "Dollars" and "$" means dollars in lawful currency of the United
            -------       -
     States of America.

           "Domestic Credit Party" means any Credit Party which is incorporated
            ---------------------
     or organized under the laws of any State of the United States or the District of Columbia.

           "Domestic Subsidiary" means any Subsidiary which is incorporated or
            -------------------
     organized under the laws of any State of the United States or the District of Columbia.

           "EBITDA" means for any period, the sum of net income (exclusive of
            ------
     extraordinary gains and losses and related tax effects on any such excluded gains and losses) plus interest expense (including amortization of debt
                       ----
     discount and premium, the interest component under Capital Leases and the implied interest component under Securitization Transactions) plus all
                                                                   ----
     provisions for Federal, state or other domestic and foreign income taxes plus depreciation and amortization, in each case determined in accordance
     ----
     with GAAP applied on a consistent basis.

           "Environmental Laws" means any and all lawful and applicable Federal,
            ------------------
     state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

           "Equity Transaction" means, with respect to any member of the
            ------------------
     Consolidated Group, any issuance of shares of its capital stock or other equity interest, other than an issuance (i) to a member of the Consolidated Group, (ii) in connection with a conversion of debt securities to equity or
     (iii) in connection with exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as
            -----
     amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

           "ERISA Affiliate" means an entity which is under common control with
            ---------------
     any Credit Party within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the Borrower and which is treated as a single employer under Sections 414(b) or (c) of the Code.

           "ERISA Event" means (i) with respect to any Plan, the occurrence of a
            -----------
     Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan;
     (vi) the complete or partial withdrawal of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any

     Plan; or (vii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

           "Eurodollar Loan" means any Loan bearing interest at a rate
            ---------------
     determined by reference to the Eurodollar Rate.

           "Eurodollar Rate" means, for the Interest Period for each Eurodollar
            ---------------
     Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate determined pursuant to the following formula:

                 Eurodollar Rate  =         Interbank Offered Rate
                                      -----------------------------------
                                       1 - Eurodollar Reserve Percentage

           "Eurodollar Reserve Percentage" means for any day, that percentage
            -----------------------------
     (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Loans is determined), whether or not Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Lender. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

           "Event of Default" means such term as defined in Section 9.1.
            ----------------

           "Exclusion Event" means an event or events where (i) one or more
            ---------------
     members of the Consolidated Group are excluded from participation in the Medicare or Medicaid programs or in any other health care program operated by or financed in whole or in part by any foreign or domestic federal, state or local government and (ii) where in the prior fiscal year revenues from such excluded programs generated by the members of the Consolidated Group excluded from such programs represented more than seven and one-half percent (7.5%) of consolidated revenues for the Consolidated Group.

           "Existing Letters of Credit" means those Letters of Credit
            --------------------------
     outstanding on the Closing Date and identified on Schedule 2.2(a).
                                                       ---------------

           "Extension of Credit" means, as to any Lender, the making of, or
            -------------------
     participation in, a Loan by such Lender or the issuance or extension of, or participation in, a Letter of Credit.

           "Fees" means all fees payable pursuant to Section 3.5.
            ----

           "Federal Funds Rate" means, for any day, the rate of interest per
            ------------------
     annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such day is not a Business
                                   --------
     Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day.

           "Foreign Credit Party" means a Credit Party which is not a Domestic
            --------------------
     Credit Party.

           "Foreign Subsidiary" means a Subsidiary which is not a Domestic
            ------------------
     Subsidiary.

           "Funded Debt" means, with respect to any Person, without duplication
            -----------
     for such Person or within a consolidated group, (i) all Indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) all purchase money Indebtedness (including for purposes hereof, indebtedness and obligations described in clauses (iii) and (iv) of the definition of "Indebtedness") of such Person, including without limitation the principal portion of all obligations of such Person under Capital Leases, (iv) all Support Obligations of such Person with respect to Funded Indebtedness of another Person, (v) the maximum available amount of all standby letters of credit or acceptances issued or created for the account of such Person, (vi) all Funded Debt of another Person secured by a Lien on any Property of such Person, whether or not such Funded Indebtedness has been assumed, provided
                                                                       --------
     that for purposes hereof the amount of such Funded Debt shall be limited to the greater of (A) the amount of such Funded Debt as to which there is recourse to such Person and (B) the fair market value of the property which is subject to the Lien, (vii) the outstanding Attributed Principal Amount under any Securitization Transaction, and (viii) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Funded Debt of any Person shall include the Funded Debt of any partnership or joint venture in which such Person is a general partner or joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Funded Debt.

           "GAAP" means generally accepted accounting principles in the United
            ----
     States applied on a consistent basis and subject to the terms of Section
     1.3 hereof.

           "Governmental Authority" means any Federal, state, local or foreign
            ----------------------
     court or governmental agency, authority, instrumentality or regulatory body.

           "Guarantor" means the Company and each of those other Persons
            ---------
     identified as a "Guarantor" on the signature pages hereto, and each other Person which may hereafter become a Guarantor by execution of a Joinder Agreement, together with their successors and permitted assigns.

           "Guaranteed Obligations" means, as to each Guarantor, without
            ----------------------
     duplication, (i) all obligations of the Borrower to the Lenders and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes or the Credit Documents relating to the

     Obligations hereunder (including interest accruing after a Bankruptcy Event, regardless of whether such interest is allowed as a claim under the Bankruptcy Code), and (ii) all liabilities and obligations, whenever arising, owing from the Borrower to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement relating to Loans or Obligations hereunder.

           "Hedging Agreements" means any interest rate protection agreement or
            ------------------
     foreign currency exchange agreement between the Borrower and any Lender, or any Affiliate of a Lender.

           "Indebtedness" of any Person means (i) all obligations of such Person
            ------------
     for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (v) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, provided that for purposes
                                                    --------
     hereof the amount of such Indebtedness shall be limited to the greater of
     (A) the amount of such Indebtedness as to which there is recourse to such Person and (B) the fair market value of the property which is subject to the Lien, (vii) all Support Obligations of such Person, (viii) the principal portion of all obligations of such Person under Capital Leases,
     (ix) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements (including, but not limited to, the Hedging Agreements),
     (x) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (xi) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, (xii) the outstanding Attributed Principal Amount under any Securitization Financing and (xiii) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for payment of such Indebtedness.

           "Interbank Offered Rate" means, for the Interest Period for each
            ----------------------
     Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the rate of interest, determined by the Administrative Agent on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), appearing on Telerate Page 3750 (or, if, for any reason, Dow Jones Markets, Inc. Page 3750 is not available, the Reuters Screen LIBO Page) as of approximately 11:00 A.M. (London time) two
     (2) Business Days before the first day of such Interest Period. As used herein, "Telerate Page 3750" means the display designated as page 3750 by Dow Jones Markets, Inc. (or such other page as may replace such page on that service for the purpose of displaying the British Bankers Association London interbank offered rates) and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

           "Interest Payment Date" means (i) as to any Base Rate Loan, the last
            ---------------------
     day of each March, June, September and December and the Termination Date,
     (ii) as to any Swingline Loans, such dates as to which the Borrower and Swingline Lender may agree (not less frequently than quarterly) and on the Termination Date, and (iii) as to any Eurodollar Loan, the last day of each Interest Period for such Loan, the date of repayment of principal of such Loan and on the Termination Date, and in addition where the applicable Interest Period is more than three months, then also on the date three months from the beginning of the Interest Period, and each three months thereafter. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day.

           "Interest Period" means, as to any Eurodollar Loan, a period of one,
            ---------------                                                ---
     two, three or six month's duration, as the Borrower may elect, commencing
     ---  -----    --------------------
     in each case, on the date of the borrowing (including conversions, extensions and renewals); provided, however, (A) if any Interest Period
                               --------  -------
     would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Termination Date, and (C) in the case of Eurodollar Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

           "Invested Amount" shall have the meaning given such term in the
            ---------------
     definition of Attributed Principal Amount.

           "Investment", in any Person, means any loan or advance to such
            ----------
     Person, any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of, or equity interest in, such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any Support Obligation incurred for the benefit of such Person.

           "Issuing Lender" means NationsBank.
            --------------

           "Issuing Lender Fees" shall have the meaning assigned to such term in
            -------------------
     Section 3.5(b)(ii).

          "Joinder Agreement" means a Joinder Agreement substantially in the
           -----------------
     form of Schedule 7.11 hereto, executed and delivered by an Additional
             -------------
     Credit Party in accordance with the provisions of Section 7.11.

          "Lenders" means each of the Persons identified as a "Lender" on the
           -------
     signature pages hereto, and their successors and assigns (including each Person which may become a Lender by way of assignment in accordance with the terms hereof).

          "Letter of Credit" means the Existing Letters of Credit and any letter
           ----------------
     of credit issued by the Issuing Lender for the account of the Borrower in accordance with the terms of Section 2.2.

          "Letter of Credit Fee" shall have the meaning given such term in
           --------------------
     Section 3.5(b)(i).

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

          "Loan" or "Loans" means the Revolving Loans and the Swingline Loans.
           ----      -----

          "LOC Commitment" means the commitment of the Issuing Lender to issue,
           --------------
     and to honor payment obligations under, Letters of Credit hereunder and with respect to each Lender, the commitment of each Lender to purchase participation interests in the Letters of Credit up to such Lender's Revolving Commitment Percentage of the LOC Committed Amount as specified in

     Schedule 2.1(a), as such amount may be reduced from time to time in
     ---------------
     accordance with the provisions hereof.

          "LOC Committed Amount" means, collectively, the aggregate amount of
           --------------------
     all of the LOC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in Section 2.2(a) and, individually, the amount of each Lender's LOC Commitment as specified in Schedule 2.1(a).
                                                            ---------------

          "LOC Documents" means, with respect to any Letter of Credit, such
           -------------
     Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

          "LOC Obligations" means, at any time, the sum of (i) the maximum
           ---------------
     amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus
                                                                         ----
     (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

          "Material Adverse Effect" means a material adverse effect on (i) the
           -----------------------
     condition (financial or otherwise), operations, business, assets, liabilities or prospects of the Consolidated Group taken as a whole, (ii) the ability of the Credit Parties taken as a whole to perform any material obligation under the Credit Documents to which it is a party or (iii) the rights and remedies of the Lenders under the Credit Documents (other than on account of action or inaction of the Lenders).

          "Materials of Environmental Concern" means any gasoline or petroleum
           ----------------------------------
     (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Medicaid" means that means-tested entitlement program under Title XIX
           --------
     of the Social Security Act that provides federal grants to states for medical assistance based on specific eligibility criteria. (Social Security Act of 1965, Title XIX, P.L. 89-87, as amended; 42 U.S.C. 1936 et seq.).

          "Medical Reimbursement Programs" means the Medicare, Medicaid and
           ------------------------------
     CHAMPUS programs and any other health care program operated by or financed in whole or in part by any foreign or domestic federal, state or local government.

          "Medicare" means that government-sponsored entitlement program under
           --------
     Title XVIII of the Social Security Act that provides for a health insurance system for eligible elderly and disabled individuals (Social Security Act of 1965, Title XVIII, P.L. 89-87 as amended; 42 U.S.C. 1395 et seq.).

          "Moody's" means Moody's Investors Service, Inc., or any successor or
           -------
     assignee of the business of such company in the business of rating securities.

          "Multiemployer Plan" means a Plan which is a multiemployer plan as
           ------------------
     defined in Sections 3(37) or 4001(a)(3) of ERISA.

          "Multiple Employer Plan" means a Plan which the Borrower, any
           ----------------------
     Subsidiary of the Borrower or any ERISA Affiliate and at least one employer other than the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate are contributing sponsors.

          "NationsBank" means NationsBank, N.A. and its successors.
           -----------

          "Necessary Authorizations" shall mean, with respect to any Person, all
           ------------------------
     certificates of need, and all material authorizations, certificates, consents, approvals, permits, licenses, accreditations and exemptions, filings and registrations, and reports required by any Requirement of Law, including, without limitation, any Requirement of Law relating to the sale and leasing of durable medical equipment and related services provided by such Person and "Necessary Authorization" shall mean any one of the
                      -----------------------
     Necessary Authorizations.

          "Non-Excluded Taxes" means such term as is defined in Section 3.10.
           ------------------

          "Non-Qualified Plan" means that certain consolidated employee benefit
           ------------------
     plan established by the Borrower and its Subsidiaries for the benefit of their respective highly compensated employees, which plan in owned by the Borrower and is covered by ERISA only for limited purposes.

          "Note" or "Notes" means any Revolving Note and/or Swingline Note.
           ----      -----

          "Notice of Borrowing" means a written notice of borrowing in
           -------------------
     substantially the form of Schedule 2.1(b)(i), as required by Section
                               ------------------
     2.1(b)(i).

          "Notice of Extension/Conversion" means the written notice of extension
           ------------------------------
     or conversion in substantially the form of Schedule 3.2, as required by
                                                ------------
     Section 3.2.

          "Obligations" means, collectively, the Revolving Loans, Swingline
           -----------
     Loans and the LOC Obligations.

          "Operating Lease" means, as applied to any Person, any lease
           ---------------
     (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

          "Participation Interest" means the purchase by a Lender of a
           ----------------------
     participation in Letters of Credit, in LOC Obligations as provided in
     Section 2.2(c) and in Swingline Loans as provided in Section 2.3(b)(iii), and in Loans as provided in Section 3.13.

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
     pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

          "Permitted Investments" means Investments which are either (i) cash
           ---------------------
     and Cash Equivalents; (ii) accounts receivable created, acquired or made in the ordinary course of business (or acquired in a transaction permitted under Section 8.4) and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of stock, obligations, securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments existing as of the Closing Date and set forth in Schedule 8.5,
                                                                  ------------
     (v) Support Obligations permitted by Section 8.1; (vi) acquisitions permitted by Section 8.4(c); (vii) transactions permitted by Section 8.6,
     (viii) loans to employees, directors or officers in connection with the award of convertible bonds or stock under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement in the aggregate not to exceed $500,000 (calculated on the exercise price for any such shares) in the aggregate at any time outstanding; (ix) other advances or loans to employees, directors, officers or agents not to exceed $100,000 in the aggregate at any time outstanding; (x) Investments by a member of the Consolidated Group or an Affiliate of a member of the Consolidated Group in connection with a Permitted Securitization Transaction, (xi) Investments by members of the Consolidated Group in their Subsidiaries and Affiliates existing on the Closing Date, (xii) Investments by one Credit Party in and to another Credit Party, (xiii) Investments made under and in connection with the Non-Qualified Plan, and (xiv) other loans, advances and investments of a nature not contemplated in the foregoing subsections in an amount not to exceed $15,000,000 in the aggregate at any time outstanding.

          "Permitted Liens" means:
           ---------------

               (i) Liens in favor of the Administrative Agent on behalf of the Lenders;

               (ii) Liens in favor of a Lender or an Affiliate of a Lender pursuant to a Hedging Agreement permitted hereunder, but only (A) to the extent such Liens secure obligations under such agreements permitted under Section 8.1, (B) to the extent such Liens are on the same collateral as to which the Lenders also have a Lien and (C) if such provider and the Lender shall share pari passu in the collateral
                                                   ---- -----
          subject to such Liens;

               (iii) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

               (iv) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such
                                                            --------
          Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

               (v) Liens (other than Liens created or imposed under ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

               (vi) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured shall,
                                    --------
          within 45 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 45 days after the expiration of any such stay;

               (vii) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

               (viii) Liens securing purchase money and sale/leaseback Indebtedness (including Capital Leases) to the extent permitted under
          Section 8.1(c), provided that any such Lien attaches only to the
                          --------
          Property financed or leased and such Lien attaches thereto concurrently with or within 90 days after the acquisition thereof in connection with the purchase money transactions and within 45 days after the closing of any sale/leaseback transaction;

               (ix) leases or subleases granted to others not interfering in any material respect with the business of any member of the Consolidated Group;

               (x) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

               (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

               (xii) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 8.5;

               (xiii) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

               (xiv) Liens existing in connection with Investments relating to the Non-Qualified Plan as permitted hereunder; and

               (xv) Liens existing as of the Closing Date and set forth on
     Schedule 6.8; provided that no such Lien shall at any time be extended to
     ------------  --------
     or cover any Property other than the Property subject thereto on the Closing Date.

          "Person" means any individual, partnership, joint venture, firm,
           ------
     corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

          "Plan" means any employee benefit plan (as defined in Section 3(3) of
           ----
     ERISA) which is covered by ERISA and with respect to which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

          "Pledge Agreement" means that Pledge Agreement dated as of the date
           ----------------
     hereof given by the Company and certain of its Subsidiaries, as pledgors, to the Administrative Agent for the benefit of the Lenders to secure the Obligations hereunder of the capital stock and equity interests in certain Subsidiaries, as amended and modified.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
     from time to time by NationsBank as its prime rate in effect at its principal office in Charlotte, North Carolina, with each change in the Prime Rate being effective on the date such change is publicly announced as effective (it being understood and agreed that the Prime Rate is a reference rate used by NationsBank in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit by NationsBank to any debtor).

          "Pro Forma Basis" means, with respect to any transaction, that such
           ---------------
     transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Administrative Agent and the Lenders have received the officer's certificate in accordance with the provisions of Section 7.2(b). For purposes hereof in determining compliance with the financial covenants in
     Section 7.9 on a Pro Forma Basis, only the Consolidated Leverage Ratio in
     Section 7.9(a) and the Consolidated Net Worth in Section 7.9(c) shall be considered. As used herein, "Transaction" means (i), any corporate merger or consolidation as referred to in Section 8.4(a) and 8.4(c)), (ii) any acquisition of capital stock or securities or any purchase, lease or other acquisition of property as referred to in Section 8.4(c) or (iii) the making of any Restricted Payment as referred to in Section 8.10.

          "Property" means any interest in any kind of property or asset,
           --------
     whether real, personal or mixed, or tangible or intangible.

          "Quoted Rate" means, with respect to a Quoted Rate Swingline Loan, the
           -----------
     fixed percentage rate per annum offered by the Swingline Lender and accepted by the Borrower with respect to such Quoted Swingline Loan in accordance with the provisions of Section 2.3.

          "Quoted Rate Swingline Loan" means a Swingline Loan bearing interest
           --------------------------
     at a Quoted Rate.

          "Receivables" means any right of payment from or on behalf of any
           -----------
     obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the sale or financing by a member of the Consolidated Group or merchandise or services, and monies due thereunder, security in the merchandise and services financed thereby, records related thereto, and the right to payment of any interest or finance charges and other obligations with respect thereto, proceeds from claims on insurance policies related thereto, any other proceeds related thereto, and any other related rights.

          "Receivables Financier" means, in connection with a Securitization
           ---------------------
     Transaction, the Person which provides financing for such transaction whether by purchase, loan or otherwise in respect of Receivables.

          "Register" shall have the meaning given such term in Section 11.3(c).
           --------

          "Regulation G, T, U, or X" means Regulation G, T, U or X,
           ------------------------
     respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Release" means any spilling, leaking, pumping, pouring, emitting,
           -------
     emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment

     (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Materials of Environmental Concern).

          "Reportable Event" means any of the events set forth in Section
           ----------------
     4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

          "Required Lenders" means, at any time, Lenders having more than fifty
           ----------------
     percent (50%) of the Commitments, or if the Commitments have been terminated, Lenders having more than fifty percent (50%) of the aggregate principal amount of the Obligations outstanding (taking into account in each case Participation Interests or obligation to participate therein);

     provided that the Commitments of, and outstanding principal amount of
     --------
     Obligations (taking into account Participation Interests therein) owing to, a Defaulting Lender shall be excluded for purposes hereof in making a determination of Required Lenders.

          "Requirement of Law" means, as to any Person, the certificate of
           ------------------
     incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

          "Responsible Officer" means the Chief Executive Officer, the Chief
           -------------------
     Financial Officer and the Chief Accounting Officer.

          "Restricted Payment" means (i) any dividend or other distribution,
           ------------------
     direct or indirect, on account of any shares of any class of stock now or hereafter outstanding, except (A) a dividend payable solely in shares of that class to the holders of that class and (B) dividends and other distributions payable to a Credit Party, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock now or hereafter outstanding, and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock now or hereafter outstanding.

          "Revolving Commitment" means, with respect to each Lender, the
           --------------------
     commitment of such Lender to make Revolving Loans in an aggregate principal amount at any time outstanding of up to such Lender's Commitment Percentage of the Aggregate Revolving Committed Amount as specified in Schedule
                                                                 --------
     2.1(a), as such amount may be reduced from time to time in accordance with
     ------
     the provisions hereof.

          "Revolving Commitment Percentage" means, for each Lender, a fraction
           -------------------------------
     (expressed as a decimal) the numerator of which is the Revolving Commitment of such Lender at such time and the denominator of which is the Aggregate Revolving Committed Amount at such time. The initial Revolving Commitment Percentages are set out on Schedule 2.1(a).
                                ---------------

          "Revolving Committed Amount" means, collectively, the aggregate amount
           --------------------------
     of all of the Revolving Commitments and, individually, the amount of each Lender's Revolving Commitment as specified in Schedule 2.1(a).
                                                   ---------------

          "Revolving Loans" shall have the meaning assigned to such term in
           ---------------
     Section 2.1(a).

          "Revolving Note" or "Revolving Notes" means the promissory notes of
           --------------      ---------------
     the Borrower in favor of each of the Lenders evidencing the Revolving Loans in substantially the form attached as Schedule 2.1(e), individually or
                                           ---------------
     collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw
           ---
     Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

          "Securitization Transaction" means any financing transaction or series
           --------------------------
     of financing transactions that have been or may be entered into by a member of the Consolidated Group pursuant to which such member of the Consolidated Group may sell, convey or otherwise transfer to (i) a Subsidiary or affiliate (a "Securitization Subsidiary"), or (ii) any other Person, or may
                   -------------------------
     grant a security interest in, any Receivables or interests therein secured by merchandise or services financed thereby (whether such Receivables are then existing or arising in the future) of such member of the Consolidated Group, and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Receivables, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets.

          "Single Employer Plan" means any Plan which is covered by Title IV of
           --------------------
     ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

          "Stark I" means that federal statute set forth at 42 U.S.C. 1395nn;
           -------
     13951(q).

          "Stark II" means that federal statute set forth at 42 U.S.C. 1395nn;
           --------
     13951(q).

          "Subsidiary" means, as to any Person, (a) any corporation more than
           ----------
     50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% of the voting interests at any time. Unless otherwise identified, "Subsidiary" or "Subsidiaries" shall mean Subsidiaries of the Company.

          "Support Obligations" means, with respect to any Person, without
           -------------------
     duplication for such Person or within a consolidated group, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Support Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Support Obligation is made.

     "Swingline Commitment" means the commitment of the Swingline Lender to make
      --------------------
     Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount and the commitment of the Lenders to purchase participation interests in the Swingline Loans up to their respective Revolving Commitment Percentage as provided in Section 2.3(b)(iii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

     "Swingline Committed Amount" means the amount of the Swingline Lender's
      --------------------------
     Commitment as specified in Section 2.3(a).

     "Swingline Lender" means NationsBank or the successor Administrative Agent
      ----------------
     appointed pursuant to the provisions of Section 2.4(a).

     "Swingline Loan" means a swingline revolving loan made by the Swingline
      --------------
     Lender pursuant to the provisions of Section 2.3.

     "Swingline Note" means the promissory note of the Borrower in favor of the
      --------------
     Swingline Lender evidencing the Swingline Loans in substantially the form attached as Schedule 2.3(d), as such promissory note may be amended,
                 ---------------
     modified, supplemented, extended, renewed or replaced from time to time.

     "Termination Date" means August 13, 2002, or if extended with the written
      ----------------
     consent of each of the Lenders, such later date as to which the Termination Date may be extended.

     "Voting Stock" means, with respect to any Person, capital stock issued by
      ------------
     such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

     "Wholly Owned Subsidiary" of any Person means any Subsidiary 100% of whose
      -----------------------
     Voting Stock or other equity interests is at the time owned by such Person directly or indirectly through other Wholly Owned Subsidiaries.

     1.2      Computation of Time Periods.
              ---------------------------

     For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

     1.3      Accounting Terms.
              ----------------

     Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 hereof (or, prior to the delivery of the first financial statements pursuant to
Section 7.1 hereof, consistent with the annual audited financial statements referenced in Section 6.1(i) hereof); provided, however, if (a) the Company
                                      --------  -------
shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.

     It is further acknowledged and agreed that, except as expressly provided otherwise, for purposes of determining the Applicable Percentage and compliance with the financial covenants in Section 7.9 (and Pro Forma compliance therewith), in the case of acquisitions and dispositions which have occurred during the applicable period to the extent permitted hereunder, adjustments shall be made to take into account historical performance relating thereto during such applicable period prior to the date of such acquisition or disposition, and the effect of any Indebtedness paid with proceeds from a disposition.


                                   SECTION 2
                               CREDIT FACILITIES
                               -----------------

     2.1      Revolving Loans.
              ---------------

     (a) Revolving Commitment. During the Commitment Period, subject to the
         --------------------
terms and conditions hereof, each Lender severally agrees to make revolving credit loans (the "Revolving Loans") to the Borrower from time to time in the
                   ---------------
amount of such Lender's Revolving Commitment Percentage of such Revolving Loans for the purposes hereinafter set forth; provided that (i) with regard to the
                                        --------
Lenders collectively, the aggregate principal amount of Obligations outstanding at any time shall not exceed the Aggregate Revolving Committed Amount, and (ii) with regard to each Lender individually, such Lender's Revolving Commitment Percentage of Obligations outstanding at any time shall not exceed such Lender's Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

     (b)      Revolving Loan Borrowings.
              -------------------------

         (i)   Notice of Borrowing.  The Borrower shall request a Revolving
               -------------------
     Loan borrowing by written notice (or telephone notice promptly confirmed in writing) to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

         (ii)  Minimum Amounts.  Each Revolving Loan shall be in a minimum
               ---------------
     aggregate principal amount of, in the case of Eurodollar Loans, $2,000,000 and integral multiples of $1,000,000 in excess thereof, and, in the case of Base Rate Loans, $1,000,000 and integral multiples of $500,000 (or the remaining Revolving Committed Amount, if less) in excess thereof.

         (iii) Advances.     Each Lender will make its Revolving Commitment
               --------
     Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower, or in such other manner as the Administrative Agent may specify in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

     (c) Repayment.  The principal amount of all Revolving Loans shall be due
         ---------
and payable in full on the Termination Date.

     (d) Interest.  Subject to the provisions of Section 3.1,
         --------

         (i)   Base Rate Loans.  During such periods as Revolving Loans shall be
               ---------------
     comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Base Rate plus the
                                                                    ----
     Applicable Percentage;

         (ii) Eurodollar Loans.  During such periods as Revolving Loans shall be
              ----------------
     comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Eurodollar Rate plus
                                                                          ----
     the Applicable Percentage.

Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

     (e) Revolving Notes.  The Revolving Loans shall be evidenced by a duly
         ---------------
executed Revolving Note in favor of each Lender in the amount of such Lender's Revolving Committed Amount.

     (f) Maximum Number of Eurodollar Loans.  The Borrower will be limited to a
         ----------------------------------
maximum number of seven (7) Eurodollar Loans outstanding at any time. For purposes hereof, Eurodollar Loans with separate or different Interest Periods will be considered as separate Eurodollar Loans even if their Interest Periods expire on the same date.

     2.2      Letter of Credit Subfacility.
              ----------------------------

     (a) Issuance.  During the Commitment Period, subject to the terms and
         --------
conditions hereof and of the LOC Documents, if any, and such other terms and conditions which the Issuing Lender may reasonably require, the Issuing Lender shall issue such Letters of Credit as the Borrower may request for its own account or for the account of another Credit Party as provided herein, in a form acceptable to the Issuing Lender, for the purposes hereinafter set forth; provided that (i) the aggregate amount of LOC Obligations shall not exceed TEN
--------
MILLION DOLLARS ($10,000,000) at any time (the "LOC Committed Amount"), (ii)
                                                --------------------
with regard to the Lenders collectively, the aggregate principal amount of Obligations outstanding at any time shall not exceed the Aggregate Revolving Committed Amount, and (iii) with regard to each Lender individually, such Lender's Revolving Commitment Percentage of Obligations outstanding at any time shall not exceed such Lender's Revolving Committed Amount. Letters of Credit issued hereunder shall not have an original expiry date more than one year from the date of issuance or extension, nor an expiry date, whether as originally issued or by extension, extending beyond the Termination Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance date of each Letter of Credit shall be a Business Day.

     (b) Notice and Reports.  Except for those Letters of Credit described on
         ------------------
Schedule 2.2(b)-1 which shall be issued on the Closing Date, the request for the
-----------------
issuance of a Letter of Credit shall be submitted by the Borrower to the Issuing Lender at least three (3) Business Days prior to the requested date of issuance (or such shorter period as may be agreed by the Issuing Lender. A form of Notice of Request for Letter of Credit is attached as Schedule 2.2(b)-2. The
                                                      -----------------
Issuing Lender will provide to the Administrative Agent and the Lenders at least monthly, and more frequently upon request, a detailed summary report on its Letters of Credit and the activity thereon, in form and substance acceptable to the Administrative Agent. In addition, the Issuing Lender will provide to the Administrative Agent for dissemination to the Lenders at least quarterly, and more frequently upon request, a detailed summary report on its Letters of Credit and the activity thereon, including, among other things, the Credit Party for whose account the Letter of Credit is issued, the beneficiary, the face amount, and the expiry date. The Issuing Lender will provide copies of the Letters of Credit to the Administrative Agent and the Lenders promptly upon request.

     (c) Participation.  Each Lender, with respect to the Existing Letters of
         -------------
Credit, hereby purchases a participation interest in such Existing Letters of Credit, and with respect to Letters of Credit issued on or after the Closing Date, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a participation from the applicable Issuing Lender in such Letter of Credit and the obligations arising thereunder (and the related LOC Documents), in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Commitment Percentages of the Lenders) and shall absolutely, unconditionally and irrevocably be obligated to pay to the Issuing Lender when due, its pro rata share (based upon the Revolving Commitment Percentages of such Lender) under such Letter of Credit. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

     (d) Reimbursement.  In the event of any drawing under any Letter of Credit,
         -------------
the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Lenders make a Revolving Loan in the amount of the drawing as provided in subsection (e) hereof on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus the sum of (i) the Applicable Percentage and (ii) two percent (2%). The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's pro rata share (based upon the Revolving Commitment Percentages of such Lender) of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time) otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date such payment was due until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

     (e) Repayment with Revolving Loans.  On any day on which the Borrower shall
         ------------------------------
have requested, or been deemed to have requested, first, a Swingline Loan advance, and then, to the extent a Swingline Loan advance is not available, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Borrower has complied with the procedures of Section 2.1(b)(i) with respect thereto) shall be immediately made to the Borrower by all Lenders (notwithstanding any termination of the Commitments pursuant to Section 9.2) pro rata based on the respective
                                            --- ----
Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not
                   ---------------
comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or
(vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any Credit Party), then each such Lender hereby agrees that it shall, upon written notice of the unavailability of Revolving Loans and request for participation, purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing Lender such participation in the outstanding LOC Obligations as shall be necessary to cause each such Lender to share in such LOC Obligations ratably (based upon the respective Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that in the event such payment is not made
                           --------
on the day of such purchase, such Lender shall pay in addition to the Issuing Lender interest on the amount of its unfunded Participation Interest at a rate equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate, and thereafter at the Base Rate.

     (f) Designation of other Credit Parties as Account Parties.
         ------------------------------------------------------
Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.2(a) hereof, a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Credit Party, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

     (g) Renewal, Extension.  The renewal or extension of any Letter of Credit
         ------------------
shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

     (h) Uniform Customs and Practices.  The Issuing Lender may have the Letters
         -----------------------------
of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and
               ---
deemed in all respects to be a part thereof.

     (i) Indemnification; Nature of Issuing Lender's Duties.
         --------------------------------------------------

         (i) In addition to its other obligations under this Section 2.2, the Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").
     ----------------

         (ii) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

         (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

         (iv) Nothing in this subsection (i) is intended to limit the reimbursement obligations of the Borrower contained in subsection (d) above. The obligations of the Borrower under this subsection (i) shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

         (v) Notwithstanding anything to the contrary contained in this subsection (i), the Borrower shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender
     (A) arising solely out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction, or (B) caused by the Issuing Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

     (j) Responsibility of Issuing Lender. It is expressly understood and agreed
         --------------------------------
that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section
5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing
                                                 --------  -------
set forth in this Section 2.2 shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.2 in the event that it is determined by a court of competent jurisdiction that (A) the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender or (B) the Issuing Lender failed to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms of such Letter of Credit, except insofar as such payment is prohibited by any law, regulation, court order or decree.

     (k) Conflict with LOC Documents.  In the event of any conflict between this
         ---------------------------
Credit Agreement and any LOC Document (including any letter of credit application), this Credit Agreement shall control.

     2.3 Swingline Loan Subfacility.
         --------------------------

     (a) Swingline Commitment. Subject to the terms and conditions hereof and
         --------------------
in reliance upon the representations and warranties set forth herein, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans requested by the Borrower in Dollars to the Borrower (each a "Swingline Loan" and, collectively, the "Swingline Loans") from time to time
 --------------                          ---------------
from the Closing Date until the Termination Date for the purposes hereinafter set forth; provided, however, (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed FIVE MILLION DOLLARS ($5,000,000) (the "Swingline Committed Amount"), and (ii) with regard to the Lenders
      --------------------------
collectively, the aggregate principal amount of Obligations outstanding at any time shall not exceed the Aggregate Revolving Committed Amount. Swingline Loans hereunder shall be made as Base Rate Loans or Quoted Rate Swingline Loans, as the Borrower may request in accordance with the provisions hereof, and may be repaid and reborrowed in accordance with the provisions hereof.


     (b)  Swingline Loan Advances.
          -----------------------

          (i)   Notices; Disbursement.  Whenever the Borrower desires a
                ---------------------
     Swingline Loan advance hereunder it shall give written notice (or telephonic notice promptly confirmed in writing) to the Swingline Lender not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of the requested Swingline Loan advance. Each such notice shall be irrevocable and shall specify (A) that a Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance (which shall be a Business Day) and (C) the principal amount of and Interest Period for the Swingline Loan advance requested. Each Swingline Loan shall have such maturity date as the Swingline Lender and the Borrower shall agree upon receipt by the Swingline Lender of any such notice from the Borrower. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan advance to the Borrower by 3:00 P.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing.

          (ii) Minimum Amounts. Each Swingline Loan advance shall be in a minimum principal amount of $500,000 and in integral multiples of $100,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less).

          (iii) Repayment of Swingline Loans.  The principal amount of all
                ----------------------------
     Swingline Loans shall be due and payable in full on the Termination
     Date. The Swingline Lender may, at any time after the occurrence of a Default or Event of Default, by written notice to the Borrower and the Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand shall be
                           --------  -------
     deemed to have been given one Business Day prior to the Termination Date and on the date of the occurrence of any Event of Default described in
     Section 9.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2.
     Each Lender, if so directed by the Administrative Agent in writing, hereby irrevocably agrees to make its pro rata share of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (I) the amount of such borrowing may not comply
              ---------------
     with the minimum amount for advances of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 5.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (VI) any termination of the Commitments relating thereto immediately prior to or contemporaneously with or after such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each Lender hereby agrees that it shall, upon written notice of the unavailability of a Revolving Loan and request for a participation, purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such Participations Interest in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Commitment Percentage of the Revolving Committed Amount (determined before giving effect to any termination of the Commitments pursuant to Section 3.4), provided that all interest payable
                                           --------
     on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is purchased from which time interest in respect of the Participation Interest shall accrue at a rate equal to the Base Rate plus any greater amount charged under Section 3.1 hereof.

     (c)      Interest on Swingline Loans.
              ---------------------------

Subject to the provisions of Section 3.1,

              (i)   Base Rate Loans.  During such periods as Swingline Loans
                    ---------------
     shall be comprised of Base Rate Loans, such Swingline Loans shall bear interest at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 365 days) equal to the Base Rate.

              (ii)  Quoted Rate Swingline Loans.  During such periods as
                    ---------------------------
     Swingline Loans shall be comprised of Quoted Rate Swingline Loans, such Swingline Loans shall bear interest at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Quoted Rate.

Interest on Swingline Loans shall be payable in arrears on each applicable Interest Payment Date.

     (d)  Swingline Note.  The Swingline Loans shall be evidenced by a duly
          --------------
executed promissory note of the Borrower to the Swingline Lender in an original principal amount equal to the Swingline Committed Amount substantially in the form of Exhibit 2.3(d).
        --------------


                                   SECTION 3
                OTHER PROVISIONS RELATING TO CREDIT FACILITIES
                 ----------------------------------------------

     3.1   Default Rate.
           ------------

           Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Base
Rate).

     3.2   Extension and Conversion.
           ------------------------

           Subject to the terms of Section 5.2, the Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (i) except as provided in Section 3.8,
           --------  -------
Eurodollar Loans may be converted into Base Rate Loans only on the last day of the

Interest Period applicable thereto, (ii) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if no Default or Event of Default is in existence on the date of extension or conversion,
(iii) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and
                                ---------------
shall be in such minimum amounts as provided in Section 2.1(b)(ii) , and (iv) any request for extension or conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such extension or conversion shall be effected by the Borrower by giving a Notice of Extension/Conversion (or telephone notice promptly confirmed in writing) to the Administrative Agent prior to 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of, in the case of the conversion of a Eurodollar Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in subsections (a) through (e) of Section 5.2. In the event the Borrower fails to request extension or conversion of any Eurodollar Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such Eurodollar Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

     3.3  Prepayments.
          -----------

          (a)  Voluntary Prepayments.  Revolving Loans may be repaid in whole
               ---------------------
or in part without premium or penalty; provided that (i) Eurodollar Loans may be prepaid only upon three (3) Business Days' prior written notice to the Administrative Agent and must be accompanied by payment of any amounts owing under Section 3.11, and (ii) partial prepayments shall be minimum principal amounts of, in the case of Eurodollar Loans, $2,000,000 and integral multiples of $1,000,000 in excess thereof, and, in the case of Base Rate Loans, $1,000,000 and integral multiples of $500,000 (or the remaining Revolving Loans, if less) in excess thereof.

          (b)  Mandatory Prepayments.  If at any time, (A) the aggregate
               ---------------------
principal amount of Obligations shall exceed the Aggregate Revolving Committed Amount, (B) the aggregate amount of LOC Obligations shall exceed the LOC Committed Amount, or (C) the aggregate amount of Swingline Loans shall exceed the Swingline Committed Amount, the Borrower shall immediately make payment on the Revolving Loans and/or to a cash collateral account in respect of the LOC Obligations, in an amount sufficient to eliminate the excess. Unless otherwise specified by the Borrower, prepayments made hereunder shall be applied first to Swingline Loans, then to Revolving Loans which are Base Rate Loans, then to Revolving Loans which are Eurodollar Loans in direct order of Interest Period maturities, and then to a cash collateral account to secure LOC Obligations. Amounts prepaid hereunder may be reborrowed in accordance with the provisions hereof.

     3.4  Termination and Reduction of Commitments
          ----------------------------------------

          (a)  Voluntary Reductions.  The Revolving Commitments may be
               --------------------
terminated or permanently reduced in whole or in part upon three (3) Business Days' prior written notice to the

Administrative Agent, provided that (i) after giving effect to any voluntary
                      --------
reduction the aggregate amount of Obligations shall not exceed the Aggregate Revolving Committed Amount, as reduced, and (ii) partial reductions shall be minimum principal amount of $2,000,000, and in integral multiples of $1,000,000 in excess thereof.

          (b)  Mandatory Reduction.  The Commitments hereunder shall terminate
               -------------------
on the Termination Date.

     3.5  Fees.
          ----

          (a)  Commitment Fee.  In consideration of the Revolving Commitments
               --------------
hereunder, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a commitment fee (the "Commitment Fee") equal to
                                                      --------------
the Applicable Percentage per annum on the average daily unused amount of the Revolving Committed Amount for the applicable period. The Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date.

          (b)  Letter of Credit Fees.
               ---------------------

                  (i)   Letter of Credit Fee.  In consideration of the LOC
                        --------------------
     Commitment hereunder, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a fee (the "Letter of Credit
                                                              ----------------
     Fee") equal to the Applicable Percentage per annum on the average daily
     ---
     maximum amount available to be drawn under Letters of Credit from the date of issuance to the date of expiration. The Letter of Credit Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date.

                  (ii)  Issuing Lender Fee.  In addition to the Letter of
                        ------------------
     Credit Fee, the Borrower agrees to pay to the Issuing Lender for its own account without sharing by the other Lenders (A) such fronting and negotiation fees as may be mutually agreed upon by the Issuing Lender and the Borrower from time to time and (B) customary charges of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").
                         -------------------

          (c)  Administrative Fees.  The Borrower agrees to pay to the
               -------------------
Administrative Agent, for its own account, an annual administrative fee and such other fees, if any, referred to in the Administrative Agent's Fee Letter (collectively, the "Administrative Agent Fees").
                    -------------------------

     3.6  Capital Adequacy.
          ----------------

          If any Lender has determined, after the date hereof, that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction, provided that the Borrower shall not be obligated to pay amounts owing
--------
hereunder for any period which is more than six (6) months prior to the date of delivery of any request for payment under this Section. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

     3.7  Inability To Determine Interest Rate.
          ------------------------------------

     If prior to the first day of any Interest Period, the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (a) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans and (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Base Rate Loans to Eurodollar Loans.

     3.8  Illegality.
          ----------

     Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrower and the Administrative Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to Eurodollar Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.11.

     3.9  Requirements of Law.
          -------------------

     If, after the date hereof, the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other

Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):

          (a) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit, any Eurodollar Loans made by it or its obligation to make Eurodollar Loans, or change the basis of taxation of payments to such Lender in respect thereof (except for (i) Non-Excluded Taxes covered by Section 3.10 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under Section 3.10(b)) and (ii) changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any affiliate thereof)); or

          (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

          (c) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower from such Lender, through the Administrative Agent, in accordance herewith, the Borrower shall be obligated to promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable, provided that, in any such case, the Borrower may elect to convert
            --------
the Eurodollar Loans made by such Lender hereunder to Base Rate Loans by giving the Administrative Agent at least one Business Day's notice of such election, in which case the Borrower shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.11, and provided further that the Borrower shall not be obligated to pay amounts
    -------- -------
owing hereunder for any period which is more than six (6) months prior to the date of delivery of any request for payment under this Section. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Borrower, through the Administrative Agent, certifying (x) that one of the events described in this paragraph (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive and binding on the parties hereto in the absence of manifest error. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

     3.10  Taxes.
           -----

     (a) Except as provided below in this subsection, all payments made by the Borrower under this Credit Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding taxes measured by or imposed upon the overall net income of any Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of net income taxes, imposed: (i) by the jurisdiction under the laws of which such Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Credit Agreement or any Notes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any
                  ------------------
amounts payable to the Administrative Agent or any Lender hereunder or under any Notes, (A) the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement and any Notes, provided, however, that the Borrower shall be
                                --------  -------
entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this subsection whenever any Non-Excluded Taxes are payable by the Borrower, and (B) as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

     (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

          (X)(i) on or before the date of any payment by the Borrower under this Credit Agreement or Notes to such Lender, deliver to the Borrower and the Administrative Agent (A) two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement and any Notes without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

          (ii) deliver to the Borrower and the Administrative Agent two (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

          (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent; or

          (Y) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (i) represent to the Borrower (for the benefit of the Borrower and the Administrative Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (ii) agree to furnish to the Borrower on or before the date of any payment by the Borrower, with a copy to the Administrative Agent two (2) accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Credit Agreement and any Notes (and to deliver to the Borrower and the Administrative Agent two (2) further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrower or the Administrative Agent for filing and completing such forms), and (iii) agree, to the extent legally entitled to do so, upon reasonable request by the Borrower, to provide to the Borrower (for the benefit of the Borrower and the Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement and any Notes;

unless in any such case any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Each Person that shall become a Lender or a participant of a Lender pursuant to subsection 11.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection, provided
                                                                    --------
that in the case of a participant of a Lender the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

     3.11  Indemnity.
           ---------

     The Borrower promises to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender's gross negligence or willful misconduct) as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Credit Agreement,
(b) default by the Borrower in making any prepayment of a Eurodollar Loan after the Borrower has given a notice thereof in accordance with the provisions of this Credit Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. The covenants of the Borrower set forth in this Section 3.11 shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

     3.12  Pro Rata Treatment.
           ------------------

     Except to the extent otherwise provided herein:

     (a)  Loans.  Each Loan, each payment or prepayment of principal of any Loan
          -----
(other than Swingline Loans) or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Loans or reimbursement obligations arising from drawings under Letters of Credit, each payment of Commitment Fees, each payment of the Letter of Credit Fee, each reduction of the Revolving Committed Amount and each conversion or extension of any Loan (other than Swingline Loans), shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans and Participation Interests.

     (b)  Advances.  No Lender shall be responsible for the failure or delay
          --------
by any other Lender in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Lender to fulfill its
           --------  -------
obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its ratable share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by such Lender within the time period specified therefor hereunder, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the Federal Funds Rate for a period of two
(2) Business Days, and thereafter at the Base Rate, for the period until such Lender makes such amount immediately available to the Administrative Agent. If such Lender does not pay such amounts to the Administrative Agent forthwith upon demand, the Administrative Agent may notify the Borrower and request the Borrower to immediately pay such amount to the Administrative Agent with interest at the Base Rate. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

     3.13  Sharing of Payments.
           -------------------

     The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a participation in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan, LOC Obligations or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Administrative Agent shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender or the Administrative Agent to the Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.13 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this
Section 3.13 to share in the benefits of any recovery on such secured claim.

     3.14  Payments, Computations, Etc.
           ----------------------------

     (a) Except as otherwise specifically provided herein, all payments hereunder shall be made to the Administrative Agent in dollars in immediately available funds, without offset, deduction, counterclaim or withholding of any kind, at the Administrative Agent's office specified in Section 11.1 not later than 2:00 P.M. (Charlotte, North Carolina time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Administrative Agent the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall distribute such payment to the Lenders in such manner as the Administrative Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of Section 3.12(a)). The Administrative Agent will distribute such payments to such Lenders, if any such payment is received prior to 12:00 Noon (Charlotte, North Carolina time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Administrative Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which (unless the Base Rate is determined by reference to the Federal Funds Rate) shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

     (b)  Allocation of Payments After Event of Default.  Notwithstanding any
          ---------------------------------------------
other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of

Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Obligations or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:


          FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees or external counsel) incurred by the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

          SECOND, to payment of any fees owed to the Administrative Agent;

          THIRD, to the payment of all accrued interest and fees on or in respect of the Obligations;

          FOURTH, to the payment of the outstanding principal amount of the Obligations (including the payment or cash collateralization of the outstanding LOC Obligations);

          FIFTH, to all other Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FOURTH" above; and

          SIXTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Obligations held by such Lender bears to the aggregate then outstanding Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH" and "FIFTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FOURTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FOURTH" and "FIFTH" above in the manner provided in this Section 3.14(b).

     3.15  Evidence of Debt.
           ----------------

     (a) Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

     (b)  The Administrative Agent shall maintain the Register pursuant to
Section 11.3(c) hereof, and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from or for the account of the Borrower and each Lender's share thereof. The Administrative Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

     (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.15 (and, if consistent with the entries of the Administrative Agent, subsection (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the
          --------  -------
Administrative Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Loans made by such Lender in accordance with the terms hereof.

     3.16  Replacement Lenders.
           -------------------

     If any Lender either (i) becomes a Defaulting Lender or (ii) delivers a notice pursuant to Sections 3.6, 3.9 or 3.10, the Borrowers shall have the right, if no Default or Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more assignees eligible under Section
      ---------------
11.3(b) hereof (collectively, the "Replacement Lender"), provided that (A) at
                                   ------------------
the time of any replacement pursuant to this Section, the Replacement Lender shall enter into one or more assignment agreements substantially in the form of
Schedule 11.3(b) pursuant to, and in accordance with the terms of, Section
                                                                   -------
11.3(b) pursuant to which the Replacement Lender shall acquire all of the rights
-------
and obligations of the Replaced Lender hereunder and, in connection therewith, shall pay to (1) the Replaced Lender in respect thereof an amount equal to the sum of (x) the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (y) all unreimbursed drawings under the Letters of Credit that have been funded by the Replaced Lender, together with all then unpaid interest with respect thereto at such time and (z) all accrued but theretofore unpaid, fees and other amounts owing to the Replaced Lender pursuant to Section 3.5 and (2) each Issuing Lender an amount equal to such Replaced Lender's Revolving Commitment Percentage of any unreimbursed drawings under Letters of Credit issued by such Issuing Lender to the extent such amount was not heretofore funded by Replaced Lender, and (B) all obligations of each Borrower owing to the Replaced Lender (including all obligations, if any, owing pursuant to Section 3.6, 3.9 or 3.10, but excluding those obligations specifically described in clause (A) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full by the Borrower to such Replaced Lender concurrently with such replacement.


                                   SECTION 4
                                   GUARANTY
                                   --------

     4.1  The Guaranty.
          ------------

     Each of the Guarantors hereby jointly and severally guarantees to each Lender, to each Affiliate of a Lender that enters into a Hedging Agreement and to the Administrative Agent as hereinafter provided the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

  Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

  4.2  Obligations Unconditional.
       -------------------------

  The obligations of the Guarantors under Section 4.1 hereof are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or Hedging Agreements, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor of the Guaranteed Obligations for amounts paid under this Guaranty until such time as the Lenders (and any Affiliates of Lenders entering into Hedging Agreements) have been paid in full, all Commitments under the Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents or Hedging Agreements. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

       (i) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

       (ii) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be done or omitted;

       (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

       (iv) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to attach or be perfected; or

       (v) any of the Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

  4.3  Reinstatement.
       -------------

  The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

  4.4  Certain Additional Waivers.
       --------------------------

  Without limiting the generality of the provisions of this Section 4, each Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. (S)(S) 26-7 through 26-9, inclusive. Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Guaranteed Obligations, except through the exercise of the rights of subrogation pursuant to Section 4.2.

  4.5  Remedies.
       --------

  The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 9.2 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 9.2) for purposes of Section 4.1 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration

(or the Guaranteed Obligations being deemed to have become automatically due and payable), the Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of said Section 4.1.

  4.6  Rights of Contribution.
       ----------------------

  The Guarantors hereby agree, as among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below), each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the succeeding provisions of this Section 4.6), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Guarantor) of such Excess Payment (as defined below).
The payment obligation of any Guarantor to any Excess Funding Guarantor under this Section 4.6 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Section 4, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (i) "Excess Funding Guarantor" shall mean, in respect of the Guaranteed Obligations
 ------------------------
hereunder, a Guarantor that has paid an amount in excess of its Pro Rata Share of the Guaranteed Obligations; (ii) "Excess Payment" shall mean, in respect of
                                     --------------
any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations; and (iii) "Pro Rata
                                                                        --------
Share", for the purposes of this Section 4.6, shall mean, for any Guarantor, the
-----
ratio (expressed as a percentage) of (a) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (b) the amount by which the aggregate present fair saleable value of all assets and other properties of the Borrower and all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and all of the Guarantors, all as of the Closing Date (if any Guarantor becomes a party hereto subsequent to the Closing Date, then for the purposes of this Section 4.6 such subsequent Guarantor shall be deemed to have been a Guarantor as of the Closing Date and the information pertaining to, and only pertaining to, such Guarantor as of the date such Guarantor became a Guarantor shall be deemed true as of the Closing Date).

  4.7  Continuing Guarantee.
       --------------------

  The guarantee in this Section 4 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

  4.8  Termination.
       -----------

  Except as provided in Section 4.3, the guarantee in this Section 4 will terminate on the first date after the Termination Date on which the Guaranteed Obligations have been paid in full.

                                   SECTION 5
                                  CONDITIONS
                                  ----------

  5.1  Conditions to Closing.
       ---------------------

  This Credit Agreement shall become effective, and the initial Extensions of Credit may be made, upon the satisfaction of the following conditions precedent:

       (a)  Execution of Credit Agreement and Credit Documents.  Receipt of (i)
            --------------------------------------------------
multiple counterparts of this Credit Agreement, (ii) a Revolving Note for each Lender and a Swingline Note for the Swingline Lender, (iii) multiple counterparts of the Pledge Agreement, in each case executed by a duly authorized officer of each party thereto and in each case conforming to the requirements of this Credit Agreement.

       (b)  Stock Certificates.  Receipt of original stock certificates
            ------------------
evidencing the ownership interests of the Credit Parties pledged pursuant to the Pledge Agreement, together in each case with original undated stock powers executed in blank (evidencing, among other things, 100% of the voting stock of the Borrower).

       (c)  Financial Information.  Receipt of financial information regarding
            ---------------------
the Company and the Borrower and their subsidiaries, as may be requested by, and in each case in form and substance satisfactory to the Administrative Agent and the Lenders.

       (d)  Absence of Legal Proceedings.  The absence of any action, suit,
            ----------------------------
investigation or proceeding pending in any court or before any arbitrator or governmental instrumentality which could reasonably be expected to have a Material Adverse Effect on the Consolidated Group taken as a whole.

       (e)  Legal Opinions.  Receipt of multiple counterparts of opinions of
            --------------
counsel for the Credit Parties relating to the Credit Documents and the transactions contemplated herein, in form and substance satisfactory to the Agent and the Required Lenders.

       (f)  Corporate Documents.  Receipt of the following (or their equivalent)
            -------------------
for each of the Credit Parties:

               (i)   Articles of Incorporation.  Copies of the articles of
                     -------------------------
  incorporation or charter documents certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

               (ii)  Resolutions.  Copies of resolutions of the Board of
                     -----------
  Directors approving and adopting the respective Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary as of the Closing Date to be true and correct and in force and effect as of such date.

               (iii) Bylaws.  Copies of the bylaws certified by a secretary
                     ------
  or assistant secretary as of the Closing Date to be true and correct and in force and effect as of such date.

               (iv)  Good Standing.  Copies, where applicable, of (A)
                     -------------
  certificates of good standing, existence or its equivalent certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing would have a material adverse effect on the business or operations in such state and (B) a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

               (v)   Secretary's Certificate.  A secretary's certificate for
                     -----------------------
  each of the Credit Parties dated as of the Closing Date substantially in the form of Schedule 5.1(i)(v) with appropriate insertions and attachments.
          ------------------

       (g)  Fees.  Receipt of all fees, if any, owing pursuant to the
            ----
Administrative Agent's Fee Letter, Section 3.5 or otherwise.

       (h)  Subsection 5.2 Conditions.  The conditions specified in Section 5.2
            -------------------------
shall be satisfied.

       (i)  Additional Matters.  All other documents and legal matters in
            ------------------
connection with the transactions contemplated by this Credit Agreement shall be reasonably satisfactory in form and substance to the Agent and the Required Lenders.

  5.2  Conditions to All Extensions of Credit.
       --------------------------------------

  The obligation of each Lender to make any Extension of Credit hereunder (including the initial Extension of Credit to be made hereunder) is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

       (a)  Representations and Warranties.  The representations and warranties
            ------------------------------
made by the Credit Parties herein or in any other Credit Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date (except for those which expressly relate to an earlier date and except as disclosed in writing and approved by the Required Lenders).

       (b)  No Default or Event of Default.  No Default or Event of Default
            ------------------------------
shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

       (c)  Involuntary Bankruptcy or Insolvency.  There shall not have been
            ------------------------------------
commenced against any of the Credit Parties an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and shall remain undismissed, undischarged or unbonded.

       (d)  No Material Adverse Effect.  No circumstances, events or conditions
            --------------------------
shall have occurred since the date of the audited financial statements referenced in Section 6.1 which would have a Material Adverse Effect.

       (e)  Additional Conditions to Revolving Loans.  If a Revolving Loan is
            ----------------------------------------
made pursuant to Section 2.1, all conditions set forth therein shall have been satisfied.

       (f)  Additional Conditions to Letters of Credit.  If such Extension of
            ------------------------------------------
Credit is made pursuant to Section 2.2, all conditions set forth therein shall have been satisfied.

       (g)  Additional Conditions to Swingline Loans.  If a Swingline Loan is
            ----------------------------------------
made pursuant to Section 2.3, all conditions set forth therein shall have been satisfied.

  Each request for Extension of Credit (including extensions and conversions) and each acceptance by the Borrower of an Extension of Credit (including extensions and conversions) shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (a), (b), (c) and (d), and in (e), (f) or
(g) of this subsection have been satisfied.


                                   SECTION 6
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

  To induce the Lenders to enter into this Credit Agreement and to make Extensions of Credit herein provided for, each of the members of the Consolidated Group parties hereto (in the case of the Company, for itself and for each of the other members of the Consolidated Group; and in the case of each of the other Credit Parties, for itself) hereby represents and warrants to the Administrative Agent and to each Lender that:

  6.1  Financial Condition.
       -------------------

  Each of the financial statements described below (copies of which have heretofore been provided to the Administrative Agent for distribution to the Lenders), have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, are complete and correct in all material respects and present fairly the financial condition and results from operations of the entities and for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustments:

       (i) an audited consolidated balance sheet of the Company and its consolidated subsidiaries dated as of September 30, 1996, together with related statements income and cash flows certified by Ernst & Young, LLP, certified public accountants; and

       (ii) a company-prepared consolidated balance sheet of the Company and its consolidated subsidiaries dated as of March 31, 1997, together with related consolidated statements of income and cash flows.

  6.2  No Changes or Restricted Payments.
       ---------------------------------

  Since the date of the audited financial statements referenced in Section 6.1(i), (a) there has been no circumstance, development or event relating to or affecting the members of the Consolidated Group which has had or would be reasonably expected to have a Material Adverse

Effect, and (b) except as permitted herein, no Restricted Payments have been made or declared or are contemplated by any members of the Consolidated Group.

  6.3  Organization; Existence; Compliance with Law.
       --------------------------------------------

  Each of the members of the Consolidated Group (a) is duly organized, validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not, in the aggregate, have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, with respect to each of the members of the Consolidated Group:

       (i) Current billing policies, arrangements, protocols and instructions comply with requirements of Medical Reimbursement Programs and are administered by properly trained personnel except where any such failure to comply could not reasonably be expected to result in an Exclusion Event; and

       (ii) Current medical director compensation arrangements comply with state and federal anti-kick back/fraud and abuse, and Stark I and II requirements except where any such failure to comply could not reasonably be expected to result in an Exclusion Event.

  6.4  Power; Authorization; Enforceable Obligations.
       ---------------------------------------------

  Each of the Credit Parties has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with acceptance of extensions of credit or the making of the guaranties hereunder or with the execution, delivery or performance of any Credit Documents by the Credit Parties (other than those which have been obtained, such filings as are required by the Securities and Exchange Commission and to fulfill other reporting requirements with Governmental Authorities) or with the validity or enforceability of any Credit Document against the Credit parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Without limiting the generality of the foregoing, with respect to each of the members of the Consolidated Group:

       (i) the members of the Consolidated Group have obtained Necessary Authorizations (including certificates of need) as necessary to the lawful ownership and operation of their business, except to the extent that failure thereof would not have a Material Adverse Effect; and

       (ii) the members of the Consolidated Group are properly enrolled in, have the necessary authorizations and consents, and are otherwise authorized to receive reimbursement under the Medical Reimbursement Programs and private insurance reimbursement programs in which they participate, except to the extent that failure thereof would not have a Material Adverse Effect;

Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law.

  6.5  No Legal Bar.
       ------------

  The execution, delivery and performance of the Credit Documents, the borrowings hereunder and the use of the Extensions of Credit will not violate any Requirement of Law or any Contractual Obligation of any member of the Consolidated Group (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents. No member of the Consolidated Group is in default under or with respect to any of its Contractual Obligations in any respect which would reasonably be expected to have a Material Adverse Effect.

  6.6  No Material Litigation.
       ----------------------

  No claim, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against, any members of the Consolidated Group or against any of their respective properties or revenues which (a) relate to the Credit Documents or any of the transactions contemplated hereby or thereby, (b) if adversely determined, would reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 6.6 is a summary of all claims, litigation,
                      ------------
investigations and proceedings pending or, to the best knowledge of the Credit Parties, threatened by or against the members of the Consolidated Group or against any of their respective properties or revenues, and none of such actions, individually or in the aggregate, is reasonably expected to have a Material Adverse Effect.

  6.7  No Default.
       ----------

  No Default or Event of Default has occurred and is continuing.

  6.8  Ownership of Property; Liens.
       ----------------------------

  Each of members of the Consolidated Group has good record and marketable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in or license for, all its other material property, and none of such property is subject to any Lien, except for Permitted Liens.

  6.9  Intellectual Property.
       ---------------------

  Each of the members of the Consolidated Group owns, or has the legal right to use, all United States trademarks, tradenames, copyrights, technology, know-how and processes, if any, necessary for each of them to conduct its business as currently conducted (the "Intellectual Property") except for those the failure
                          ---------------------
to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and the use of such Intellectual Property by the members of the Consolidated Group does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

  6.10 No Burdensome Restrictions.
       --------------------------

  No Requirement of Law or Contractual Obligation of the members of the Consolidated Group the Borrower or any of its Subsidiaries would be reasonably expected to have a Material Adverse Effect.

  6.11 Taxes.
       -----

  Each of the members of the Consolidated Group has filed or caused to be filed all United States federal income tax returns and all other material tax returns which, to the best knowledge of the Credit Parties, are required to be filed and has paid (a) all taxes shown to be due and payable on said returns or (b) all taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any (i) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, would not have a Material Adverse Effect or
(ii) taxes, fees or other charges the amount or validity of which are currently being contested and with respect to which reserves in conformity with GAAP have been provided on the books of such Person), and no tax Lien has been filed, and, to the best knowledge of the Credit Parties, no claim is being asserted, with respect to any such tax, fee or other charge.

  6.12 ERISA
       -----

  Except (i) as set out in Schedule 6.12 or (ii) as would not reasonably be
                           -------------
expected to have a Material Adverse Effect:

  (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

  (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

  (c) No member of the Consolidated Group nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. No member of the Consolidated Group nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if any member of the Consolidated Group or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No member of the Consolidated Group nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

  (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

  (e) No member of the Consolidated Group nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects of such sections.

  6.13 Governmental Regulations, Etc.
       -----------------------------

  (a) No part of the proceeds of the Extensions of Credit hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation G or Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation
U. No indebtedness being reduced or retired out of the proceeds of the Extensions of Credit hereunder was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meanings of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Borrower and its Subsidiaries. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation G, T, U or X.

  (b) None of the members of the Consolidated Group is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, none of the members of the Consolidated Group is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

  (c) No director, executive officer or principal shareholder of any member of the Consolidated Group is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director", "executive officer" and "principal shareholder" (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.

  (d) Each of the members of the Consolidated Group has obtained all material licenses, permits, franchises or other governmental authorizations necessary to the ownership of its respective Property and to the conduct of its business.

  (e) To our knowledge, none of the members of the Consolidated Group is in violation of any applicable statute, regulation or ordinance of the United States of America, or of any state, city, town, municipality, county or any other jurisdiction, or of any agency thereof (including without limitation, environmental laws and regulations), which violation would have a Material Adverse Effect.

  (f) Each of the members of the Consolidated Group is current with all material reports and documents, if any, required to be filed with any state or federal securities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions.

  6.14 Subsidiaries.
       ------------

  Set forth on Schedule 6.14 are all the Subsidiaries of the Company at the
               -------------
Closing Date, the jurisdiction of their incorporation and the direct or indirect ownership interest of the Company or the Borrower therein.

  6.15 Purpose of Extensions of Credit.
       -------------------------------

  The Extensions of Credit will be used to refinance existing Funded Debt, and to finance working capital and other corporate purposes including acquisitions. The Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business.

  6.16 Environmental Matters.
       ---------------------

  Except as would not reasonably be expected to have a Material Adverse Effect:

  (a) Each of the facilities and properties owned, leased or operated by the members of the Consolidated Group (the "Properties") and all operations at the
                                        ----------
Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Properties or the businesses operated by the members of the Consolidated Group (the "Businesses"),
                                                                   ----------
and there are no conditions relating to the Businesses or Properties that could give rise to liability under any applicable Environmental Laws.

  (b) None of the Properties contains, or has previously contained, any Materials of Environmental Concern at, on or under the Properties in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

  (c) None of the members of the Consolidated Group has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Businesses, nor does any member of the Consolidated Group have knowledge or reason to believe that any such notice will be received or is being threatened.

  (d) Materials of Environmental Concern have not been transported or disposed of from the Properties, or generated, treated, stored or disposed of at, on or under any of the Properties or any other location, in each case by or on behalf any members of the Consolidated Group in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law.

  (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of any Credit Party, threatened, under any Environmental Law to which any member of the Consolidated Group is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any member of the Consolidated Group, the Properties or the Businesses.

  (f) To our knowledge, there has been no release or, threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations (including, without limitation, disposal) of any member of the Consolidated Group in connection with the Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.


                                   SECTION 7
                             AFFIRMATIVE COVENANTS
                             ---------------------

  Each of the Credit Parties covenants and agrees that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no

Obligations remain outstanding and all amounts owing hereunder or in connection herewith have been paid in full, each of the members of the Consolidated Group party hereto shall:

  7.1  Financial Statements.
       --------------------

  Furnish, or cause to be furnished, to the Administrative Agent for distribution to the Lenders:

       (a)  Audited Financial Statements.  As soon as available, but in any
            ----------------------------
  event within 90 days after the end of each fiscal year, an audited consolidated balance sheet of the Company and its subsidiaries as of the end of the fiscal year and the related consolidated statements of income, retained earnings, shareholders' equity and cash flows for the year, audited by Ernst & Young, LLP, or other firm of independent certified public accountants of nationally recognized standing reasonably acceptable to the Required Lenders, setting forth in each case in comparative form the figures for the previous year, reported without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification.

       (b)  Company-Prepared Financial Statements.  As soon as available, but in
            -------------------------------------
  any event

               (i) within 45 days after the end of each of the first three fiscal quarters, a company-prepared consolidated balance sheet of the Company and its subsidiaries as of the end of the quarter and related company-prepared consolidated statements of income, retained earnings, shareholders' equity and cash flows for such quarterly period and for the fiscal year to date;

               (ii) within 60 days after the end of each fiscal year, an annual business plan and budget for the Consolidated Group as is customarily prepared by the Company, containing, among other things, pro forma financial statements for the next fiscal year, in each case setting forth in comparative form the consolidated figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable, in each case subject to normal recurring year-end audit adjustments.

All such financial statements shall be complete and correct in all material respects (subject, in the case of interim statements, to normal recurring year-end audit adjustments) and shall be prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change in the application of accounting principles as provided in
Section 1.3.

  7.2  Certificates; Other Information.
       -------------------------------

  Furnish, or cause to be furnished, to the Administrative Agent for distribution to the Lenders:

       (a)  Accountant's Certificate and Reports.  Concurrently with the
            ------------------------------------
  delivery of the financial statements referred to in subsection 7.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate.

       (b)  Officer's Certificate.  Concurrently with the delivery of the
            ---------------------
  financial statements referred to in Sections 7.1(a) and 7.1(b) above, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge and belief, (i) the financial statements fairly present in all material respects the financial condition of the parties covered by such financial statements, (ii) during such period the members of the Consolidated Group have observed or performed in all material respects the covenants and other agreements hereunder and under the other Credit Documents relating to them, and satisfied in all material respects the conditions, contained in this Credit Agreement to be observed, performed or satisfied by them, and (iii) such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate. Such certificate shall include the calculations required to indicate compliance with Section 7.9. A form of Officer's Certificate is attached as Schedule
                                                                   --------
  7.2(b).
  ------

       (c)  Accountants' Reports.  Promptly upon receipt, a copy of any final
            --------------------
  (as distinguished from a preliminary or discussion draft) "management letter" or other similar report submitted by independent accountants or financial consultants to the members of the Consolidated Group in connection with any annual, interim or special audit.

       (d)  Public Information.  Within thirty days after the same are sent,
            ------------------
  copies of all reports (other than those otherwise provided pursuant to subsection 7.1) and other financial information which any member of the Consolidated Group sends to its public stockholders, and within thirty days after the same are filed, copies of all financial statements and non-confidential reports which any member of the Consolidated Group may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority.

       (e)  Other Information.  Promptly, such additional financial and other
            -----------------
  information as the Administrative Agent, at the request of any Lender, may from time to time reasonably request.

  7.3  Notices.
       -------

  Give notice to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

       (a)  Defaults.  Immediately (and in any event within two (2) Business
            --------
  Days) after any Responsible Officer of a Credit Party knows or has reason to know thereof, the occurrence of any Default or Event of Default.

         (b)  Contractual Obligations.  Promptly upon knowledge of a Responsible
              -----------------------
     Officer of a Credit Party, the occurrence of any default or event of default under any Contractual Obligation of any member of the Consolidated Group which would have a Material Adverse Effect on the Consolidated Group.

         (c)  Legal Proceedings.  Promptly upon knowledge of a Responsible
              -----------------
     Officer of a Credit Party, any litigation, or any investigation or proceeding (including without limitation, any environmental proceeding) known to any member of the Consolidated Group, or any material development in respect thereof, affecting any member of the Consolidated Group which, if adversely determined, would reasonably be expected to have a Material Adverse Effect on the Consolidated Group.

         (d)  ERISA.  Promptly, after any Responsible Officer of the Company
              -----
     knows or has reason to know of (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against any of their ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the members of the Consolidated Group or any ERISA Affiliate are required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect; or (iv) any change in the funding status of any Plan that reasonably could be expected to have a Material Adverse Effect; together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Company briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the members of the Consolidated Group shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

         (e)  Other.  Promptly, any other development or event which a
              -----
     Responsible Officer of the Company determines could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the relevant Credit Parties propose to take with respect thereto.

     7.4  Payment of Obligations.
          ----------------------

  Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, in accordance with prudent business practice (subject, where applicable, to specified grace periods) all material obligations of each member of the Consolidated Group of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Consolidated Group, as the case may be.

     7.5   Conduct of Business and Maintenance of Existence.
           ------------------------------------------------

     (a) Continue to engage in business of the same general type as now conducted by it on the Closing Date and similar or related businesses;

     (b) Preserve, renew and keep in full force and effect its corporate existence, except as otherwise permitted hereunder and except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect;

     (c) Take all reasonable action to maintain all rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that any failure would not have a Material Adverse Effect; and

     (d) Comply with all Contractual Obligations and Requirements of Law applicable to it, except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

     7.6   Maintenance of Property; Insurance.
           ----------------------------------

     Keep all material property useful and necessary in its business in reasonably good working order and condition (ordinary wear and tear excepted); maintain with financially sound and reputable insurance companies casualty, liability and such other insurance (which may include plans of self-insurance) with such coverage and deductibles, and in such amounts as may be consistent with prudent business practice and in any event consistent with normal industry practice (except to any greater extent as may be required by the terms of any of the other Credit Documents); and furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

     7.7   Inspection of Property; Books and Records; Discussions.
           ------------------------------------------------------

     Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice, the Administrative Agent and each of the Lenders to visit and inspect any of its properties and examine and make abstracts (including photocopies) from any of its books and records (other than materials protected by the attorney-client privilege and materials which the Credit Parties may not disclose without violation of a confidentiality obligation binding upon them) at any reasonable time, and to discuss the business, operations, properties and financial and other condition of the members of the Consolidated Group with officers of the members of the Consolidated Group and with their independent certified public accountants. The cost of the inspection referred to in the preceding sentence shall be for the account of the Lenders unless an Event of Default has occurred and is continuing, in which case the cost of such inspection shall be for the account of the Credit Parties.

     7.8   Environmental Laws.
           ------------------

     (a) Comply in all material respects with, and take reasonable actions to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and take reasonable actions to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect;

     (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the failure to do or the pendency of such proceedings would not reasonably be expected to have a Material Adverse Effect; and

     (c) Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the members of the Consolidated Group or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's fees of external counsel and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses actually incurred, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Loans and all other amounts payable hereunder, and termination of the Commitments.

     7.9   Financial Covenants.
           -------------------

     (a)  Consolidated Leverage Ratio.  As of the end of each fiscal quarter,
          ---------------------------
the Consolidated Leverage Ratio shall be not greater than 3.5:1.0.

     (b)  Consolidated Fixed Charge Coverage Ratio.  As of the end of each
          ----------------------------------------
fiscal quarter, the Consolidated Fixed Charge Coverage Ratio shall be not less than 1.6:1.0.

     (c)  Consolidated Net Worth.  As of the end of each fiscal quarter,
          ----------------------
Consolidated Net Worth shall be not less than the sum of 85% of Consolidated Net Worth as of the Closing Date plus on the last day of each fiscal quarter to
                             ----
occur after the Closing Date, 50% of Consolidated Net Income for the fiscal quarter then ended (but not less than zero), such increases to be cumulative, plus 75% of the net proceeds from Equity Transactions occurring
            ----
after the Closing Date.

     7.10   Agency Fees.
            -----------

     Pay to the Administrative Agent the annual agency fee and comply with the other agreements provided for in the Administrative Agent's Fee Letter.

     7.11   Additional Guaranties and Stock Pledges.
            ---------------------------------------

     (a)    Domestic Subsidiaries.  Where Domestic Subsidiaries of the Company
            ---------------------
which are not Credit Parties hereunder (the "Non-Guarantor Subsidiaries") shall
                                             --------------------------
at any time constitute more than (the "Threshold Requirement"):
                                       ---------------------

            (i) in any instance for any such Non-Guarantor Subsidiary, five percent (5%) of consolidated assets for the Consolidated Group or five percent (5%) of consolidated revenues for the Consolidated Group, or

            (ii) in the aggregate for all such Non-Guarantor Subsidiaries, ten percent (10%) of consolidated assets for the Consolidated Group or ten percent (10%) of consolidated revenues for the Consolidated Group, then the Company shall (i) promptly notify the Administrative Agent thereof, and promptly cause such Domestic Subsidiary or Subsidiaries to become a Guarantor by execution of a Joinder Agreement, such that immediately after joinder as a Guarantor, the remaining Non-Guarantor Subsidiaries shall not in any instance, or collectively, exceed the Threshold Requirement, (ii) deliver with the Joinder Agreement, supporting resolutions, incumbency certificates, corporate formation and organizational documentation and opinions of counsel as the Administrative Agent may reasonably request, and (iii) deliver stock certificates and related pledge agreements or pledge joinder agreements evidencing the pledge of 100% of the Voting Stock of all Domestic Subsidiaries (whether or not they are Guarantors) and 66% of the Voting Stock of all Foreign Subsidiaries, together with undated stock transfer powers executed in blank.

     (b)  Foreign Subsidiaries.  The Company will not form, acquire or permit to
          --------------------
exist Foreign Subsidiaries without the prior written consent of the Required Lenders.

     7.12   Use of Proceeds.
            ---------------

     Extensions of Credit will be used solely for the purposes provided in
Section 6.15.


                                   SECTION 8
                              NEGATIVE COVENANTS

  Each of the Credit Parties covenants and agrees that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Obligations remain outstanding and all amounts owing hereunder or in connection herewith, have been paid in full, no member of the Consolidated Group shall:

    8.1  Indebtedness.
         ------------

    Contract, create, incur, assume or permit to exist any Indebtedness, except:

         (a) Indebtedness arising or existing under this Credit Agreement and the other Credit Documents;

         (b)  Indebtedness set forth in Schedule 8.1, and renewals,
                                        ------------
    refinancings and extensions thereof on terms and conditions no less favorable than for such existing Indebtedness;

         (c)  Capital Lease Obligations and Indebtedness incurred, in each case, to provide all or a portion of the purchase price or costs of construction of a tangible asset or, in the case of a sale/leaseback transaction as described in Section 8.11, to finance the value of such asset owned by a member of the Consolidated Group, provided that (i) such
                                                 --------
    Indebtedness when incurred shall not exceed the purchase price or hard and soft costs of construction of such asset or, in the case of a sale/leaseback transaction, the fair market value of such asset, (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing, and (iii) the total amount of all such Indebtedness shall not exceed $5,000,000 in the aggregate at any time outstanding;

         (d) Indebtedness and obligations owing under interest rate protection agreements relating to the Obligations hereunder and under interest rate, commodities and foreign currency exchange protection agreements entered into in the ordinary course of business to manage existing or anticipated risks and not for speculative purposes;

         (e) unsecured intercompany Indebtedness owing by a member of the Consolidated Group to another member of the Consolidated Group (subject, however, to the limitations of Section 8.5 in the case of the member of the Consolidated Group extending the intercompany loan, advance or credit);

         (f) permitted distributions and permitted loans to participants under the Non-Qualified Plan;

         (g) other unsecured Indebtedness of the Company and/or the Borrower of up to $20,000,000 in the aggregate at any time outstanding; and

         (h)  Support Obligations of Indebtedness permitted under this Section
     8.1.

     8.2 Liens.
         -----

     Contract, create, incur, assume or permit to exist any Lien with respect to any of their respective property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

     8.3 Nature of Business.
         ------------------

     Alter the character of their business in any material respect from that conducted as of the Closing Date and similar or related businesses without the prior written consent of the Required Lenders.

     8.4   Consolidation, Merger, Sale or Purchase of Assets, Capital
           ----------------------------------------------------------
     Expenditures, etc.
     -----------------

           (a) Enter into a transaction of merger or consolidation, except
                                                                    ------

               (i) a member of the Consolidated Group may be a party to a transaction of merger or consolidation with another member of the Consolidated Group, provided that (A) if the Company is a party thereto, it
                         --------
     is the surviving corporation, (B) if the Borrower is a party thereto, the Borrower shall be the surviving corporation (unless the Company is also a party thereto, in which case the Company shall be the surviving corporation), and (C) if a Guarantor is a party thereto, either (I) the Company or the Borrower shall be the surviving corporation, or (II) a Guarantor shall be the surviving corporation or the surviving corporation shall be a Domestic Subsidiary and shall become a Guarantor hereunder as an Additional Credit Party pursuant to Section 7.11 concurrently therewith, and (D) no Default or Event of Default shall exist either immediately prior to or immediately after giving effect thereto; and

               (ii) a member of the Consolidated Group (other than the Company) may be a party to a transaction of merger or consolidation with any other Person, provided that (A) the provisions of Section 7.11 regarding joinder of certain Subsidiaries as Additional Credit Parties hereunder shall be complied with, (B) no Default or Event of Default shall exist either immediately prior to or immediately after giving effect thereto, and (C) the provisions of subsection (c) of this Section shall be complied with.

           (b) Other than as between Credit Parties or with respect to the Non-Qualified Plan, sell, lease, transfer or otherwise dispose of assets, property and/or operations (including any sale-leaseback transaction, but excluding the sale of inventory in the ordinary course of business (regardless of how recorded), the sale or disposition of plant, property and equipment which is no longer useful in the business or as to which the proceeds therefrom are reinvested in plant, property and equipment within six months thereof) which

               (i) (A) in the case of sale-leaseback transactions, shall exceed $5,000,000 in the aggregate from the Closing Date, and (B) in all other cases, shall exceed $500,000 in the aggregate in any fiscal year; and

               (ii) no Default or Event of Default would exist after giving effect thereto,

without the prior written consent of the Required Lenders (which consent shall not be unreasonably withheld or delayed).

           (c) Other than in connection with the Non-Qualified Plan, acquire all or any portion of the capital stock or other ownership interest in any Person which is not a Subsidiary or all or any substantial portion of the assets, property and/or operations of a Person which is not a

Subsidiary, without the prior written consent of the Required Lenders (which consent shall not be unreasonably withheld or delayed), unless
                                                        ------

               (i) in the case of an acquisition of capital stock or other ownership interest after giving effect thereto, such Person will not be a Subsidiary, then such acquisition will not cause a violation of Section 8.5;

               (ii) in the case of an acquisition of capital stock or other ownership interest after giving effect thereto, such Person will be a Subsidiary, or in the case of an acquisition of assets, property and/or operations then

                    (A) the cost of any such acquisition (or series of related acquisitions) shall not exceed $10,000,000 in any instance;

                    (B) the Board of Directors of the Person which is the subject of the acquisition shall have approved the acquisition; and

                    (C) no Default or Event of Default would exist after giving effect thereto on a Pro Forma Basis.

           (d) Neither the Company, the Borrower nor any Subsidiary which is not wholly-owned will liquidate, wind-up or dissolve, whether voluntarily or involuntarily (or suffer to permit any such liquidation or dissolution) without the prior written consent of the Required Lenders, unless in the case of any such Subsidiary (other than the Borrower), such Subsidiary together with other such Subsidiaries hereunder in any fiscal year shall constitute less than five percent (5%) of Consolidated EBITDA for the fiscal year most recently ended.

           (e) Alter the character of their business in any material respect from that permitted by Section 8.3, except with the prior written consent of the Required Lenders.

      8.5  Advances, Investments and Loans.
           -------------------------------

     Lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or otherwise make an Investment in, any Person except for Permitted Investments.

      8.6  Transactions with Affiliates.
           ----------------------------

      Enter into or permit to exist any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than (i) transactions permitted by Section 8.1,
Section 8.4(b), Section 8.5 or Section 8.10, (ii) transactions relating to the Non-Qualified Plan, (iii) customary fees and expenses paid to directors and (iv) where such transactions are on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder or Affiliate.

      8.7  Ownership of Equity Interests.
           -----------------------------

     Issue, sell, transfer, pledge or otherwise dispose of any partnership interests, shares of capital stock or other equity or ownership interests ("Equity Interests") in any member of the Consolidated Group, except (i)
  ----------------
issuance, sale or transfer of Equity Interest in the Company, (ii) issuance, sale or transfer of Equity Interests to a Credit Party by a Subsidiary of such Credit Party, (iii) in connection with a transaction permitted by Section 8.4, and (iv) as needed to qualify directors under applicable law.

     8.8  Fiscal Year.
          -----------

     Change its fiscal year.

     8.9  Prepayments of Indebtedness, etc.
          ---------------------------------

     Other than with respect to the Non-Qualified Plan,

     (a) After the issuance thereof, amend or modify (or permit the amendment or modification of), the terms of any other Indebtedness in a manner adverse to the interests of the Lenders (including specifically shortening any maturity or average life to maturity or requiring any payment sooner than previously scheduled or increasing the interest rate or fees applicable thereto);

     (b) Make any prepayment, redemption, defeasance or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of any Funded Debt (other than intercompany Indebtedness permitted hereunder) other than regularly scheduled payments of principal and interest on such Funded Debt, except to the extent permitted by
Section 8.10.

     8.10  Restricted Payments.
           -------------------

     Other than with respect to the Non-Qualified Plan, make or permit any Restricted Payments, unless and to the extent that no Default or Event of Default shall exist immediately prior or after giving effect thereto on a Pro Forma Basis.

     8.11  Sale Leasebacks.
           ---------------

     Except as permitted pursuant to Sections 8.1(c) and 8.4(b) hereof, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (whether real or personal or mixed), whether now owned or hereafter acquired, (i) which such Person has sold or transferred or is to sell or transfer to any other Person other than a Credit Party or (ii) which such Person intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by such Person to any other Person in connection with such lease.

     8.12  No Further Negative Pledges.
           ---------------------------

     Except with respect to prohibitions against other encumbrances on specific Property encumbered to secure payment of particular Indebtedness (which Indebtedness relates solely to such specific Property, and improvements and accretions thereto, and is otherwise permitted hereby), no member of the Consolidated Group will enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.


                                   SECTION 9
                               EVENTS OF DEFAULT
                               -----------------

     9.1   Events of Default.
           -----------------

     An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):
                                ----------------

     (a)   Payment.  Any Credit Party shall
           -------

           (i) default in the payment when due of any principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or

           (ii) default, and such defaults shall continue for five (5) or more Business Days, in the payment when due of any interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or

           (iii) default, and such defaults shall continue for fifteen
     (15) or more days, in the payment of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

    (b)    Representations.  Any representation, warranty or statement made or
           ---------------
deemed to be made herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

    (c)    Covenants.
           ---------

           (i) Default in the due performance or observance of any term, covenant or agreement contained in Section 7.3(a), 7.5(b), 7.9, 7.11, 7.12 or 8.1 through 8.12 (except in the case of negative covenants contained in Section 8.1 through 8.12, those Defaults which may occur or arise other than on account of or by affirmative or intentional act of the Credit Parties or event or condition which the Borrower shall with knowledge permit to exist, all of which shall be subject to the provisions of clause
     (ii) hereof), inclusive, or

           (ii) Default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

     (d)  Other Credit Documents.  (i) Any Credit Party shall default in the due
          ----------------------
performance or observance of any material term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any), or (ii) except as to the Credit Party which is dissolved, released or merged or consolidated out of existence as the result of or in connection with a dissolution, merger or disposition permitted by Section 8.4(a), Section 8.4(b) or Section 8.4(c), any Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders any material part of the Liens, rights, powers and privileges purported to be created thereby; or

     (e)  Guaranties.  Except as to the Credit Party which is dissolved,
          ----------
released or merged or consolidated out of existence as the result of or in connection with a dissolution, merger or disposition permitted by Section 8.4(a), Section 8.4(b) or Section 8.4(c), the guaranty given by any Guarantor hereunder or any material provision thereof shall cease to be in full force and effect, or any Guarantor hereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

     (f)  Bankruptcy, etc.  Any Bankruptcy Event shall occur with respect to any
          ---------------
member of the Consolidated Group; or

     (g)  Defaults under Other Agreements.
          -------------------------------

          (i) Any member of the Consolidated Group shall default in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any contract or lease which would have a Material Adverse Effect; or

          (ii) With respect to any Indebtedness (other than Indebtedness outstanding under this Credit Agreement) in excess of $5,000,000 in the aggregate for the Consolidated Group taken as a whole, (A) (1) any member of the Consolidated Group shall default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (2) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or other event or condition shall occur or condition exist, in any case the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

     (h)  Judgments.  Any member of the Consolidated Group shall fail within
          ---------
60 days of the date due and payable to pay, bond or otherwise discharge any judgment, settlement or order for the payment of money which judgment, settlement or order, when aggregated with all other such judgments, settlements or orders due and unpaid at such time, exceeds $500,000, and which is not stayed on appeal (or for which no motion for stay is pending) or is not otherwise being executed; or



     (i)  ERISA.  Any of the following events or conditions, if such event or
          -----
condition could reasonably be expected to have a Material Adverse Effect: (1) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of a member of the Consolidated Group or any ERISA Affiliate in favor of the PBGC or a Plan; (2) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or
(ii) a member of the Consolidated Group or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency of (within the meaning of
Section 4245 of ERISA) such Plan; or (4) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject a member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which a member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

     (j)   Ownership.  There shall occur a Change of Control.
           ---------

     9.2   Acceleration; Remedies.
           ----------------------

     Upon the occurrence of an Event of Default, and at any time thereafter, the Administrative Agent shall, upon the request and direction of the Required Lenders, by written notice to the Credit Parties take any of the following actions:

           (i)   Termination of Commitments.  Declare the Commitments
                 --------------------------
     terminated whereupon the Commitments shall be immediately terminated.

           (ii)  Acceleration.  Declare the unpaid principal of and any accrued
                 ------------
     interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Credit Parties to the Administrative Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each of the Credit Parties.

           (iii) Cash Collateral.  Direct the Borrowers to pay (and each
                 ---------------
     Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), it will immediately pay) to the Administrative Agent additional cash, to be held by the Administrative Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

          (iv) Enforcement of Rights.  Enforce any and all rights and interests
               ---------------------
     created and existing under the Credit Documents and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Administrative Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without presentment, demand, protest or the giving of any notice or other action by the Administrative Agent or the Lenders, all of which are hereby waived by the Credit Parties.


                                   SECTION 10
                               AGENCY PROVISIONS
                               -----------------

     10.1 Appointment.
          -----------

     Each Lender hereby designates and appoints NationsBank, N.A. as administrative agent (in such capacity, the "Administrative Agent") of such
                                             --------------------
Lender to act as specified herein and the other Credit Documents, and each such Lender hereby authorizes the Administrative Agent as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Each Lenders further directs and authorizes the Administrative Agent to execute releases (or similar agreements) to give effect to the provisions of this Credit Agreement and the other Credit Documents, including specifically without limitation the provisions of Section 8.4 hereof. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Administrative Agent. The provisions of this Section are solely for the benefit of the Administrative Agent and the Lenders and none of the Credit Parties shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Administrative Agent shall act solely as Administrative Agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Party or any of their respective Affiliates.

     10.2 Delegation of Duties.
          --------------------

     The Administrative Agent may execute any of its duties hereunder or under the other Credit Documents by or through Administrative Agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any Administrative Agents or attorneys-in-fact selected by it with reasonable care.

     10.3 Exculpatory Provisions.
          ----------------------

     The Administrative Agent and its officers, directors, employees, agents, attorneys-in-fact or affiliates shall not be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by the Administrative Agent under or in connection herewith or in connection with the other Credit Documents, or enforceability or sufficiency therefor of any of the other Credit Documents, or for any failure of any Credit Party to perform its obligations hereunder or thereunder. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrower or any Credit Party in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of the Credit Parties to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or the use of the Letters of Credit or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Credit Parties or any of their respective Affiliates.

     10.4 Reliance on Communications.
          --------------------------

     The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Credit Parties, independent accountants and other experts selected by the Administrative Agent with reasonable care). The Administrative Agent may deem and treat the Lenders as the owners of their respective interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent in accordance with Section 11.3(b) hereof. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 11.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

  10.5  Notice of Default.
        -----------------

  The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or a Credit Party referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders.

  10.6  Non-Reliance on Administrative Agent and Other Lenders.
        ------------------------------------------------------

  Each Lender expressly acknowledges that each of the Administrative Agent and its officers, directors, employees, Administrative Agents, attorneys-in-fact or affiliates has not made any representations or warranties to it and that no act by the Administrative Agent or any affiliate thereof hereinafter taken, including any review of the affairs of any Credit Party or any of their respective Affiliates, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower, the other Credit Parties or their respective Affiliates and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower, the other Credit Parties and their respective Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Borrower, the other Credit Parties or any of their respective Affiliates which may come into the possession of the Administrative Agent or any of its officers, directors, employees, Administrative Agents, attorneys-in-fact or affiliates.

  10.7  Indemnification.
        ---------------

  The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans and Participation Interests of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the final payment of all of the obligations of the Borrower hereunder and under the other Credit Documents) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of
                      --------
any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

  10.8  Administrative Agent in its Individual Capacity.
        -----------------------------------------------

  The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, its Subsidiaries or their respective Affiliates as though the Administrative Agent were not the Administrative Agent hereunder. With respect to the Loans made by and all obligations of the Borrower hereunder and under the other Credit Documents, the Administrative Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

  10.9  Successor Administrative Agent.
        ------------------------------

  The Administrative Agent may, at any time, resign upon 20 days' written notice to the Lenders, and may be removed, upon show of cause, by the Required Lenders upon 30 days' written notice to the Administrative Agent. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the notice of resignation or notice of removal, as appropriate, then the retiring Administrative Agent shall select a successor Administrative Agent provided such successor is a Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $400,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Section 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Credit Agreement.


                                   SECTION 11
                                 MISCELLANEOUS
                                 -------------

  11.1  Notices.
        -------

  Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Borrower, Guarantors and the Administrative Agent, set forth below, and, in the case of the Lenders, set forth on Schedule
                                                                      --------
11.1, or at such other address as such party may specify by written notice to
----
the other parties hereto:

                        if to the Borrower or the Guarantors:

                        Pediatric Services of America, Inc.
                        3159 Campus Drive
                        Norcross, Georgia  30071
                        Attn:  Steven M. Mengert, Chief Financial Officer
                        Telephone:  (770) 440-1580
                        Telecopy:  (770) 263-9340

                        with copies to:

                        Pediatric Services of America, Inc.
                        3159 Campus Drive
                        Norcross, Georgia  30071
                        Attn:  Susan E. Dignan
                        Telephone:  (770) 840-3234
                        Telecopy:  (770) 263-9340

                        Long Aldridge & Norman LLP
                        Suite 5300, One Peachtree Center
                        303 Peachtree Street
                        Atlanta, Georgia  30308
                        Attn:  Thomas Wardell
                        Telephone:

       if to the Administrative Agent:

                        NationsBank, N.A.
                        101 N. Tryon Street
                        Independence Center, 15th Floor
                        NC1-001-15-11
                        Charlotte, North Carolina  28255
                        Attn:  Agency Services
                        Telephone:  (704) 388-3916
                        Telecopy:   (704) 386-9923

                        with copies to:

                        NationsBank, N.A.

                        One NationsBank Plaza
                        5th Floor
                        Nashville, Tennessee  37239
                        Attn:  Ashley Crabtree
                        Telephone:  (615) 749-3524
                        Telecopy:  (615) 749-4640

                        NationsBank, N.A.
                        NationsBank Corporate Center
                        100 North Tryon Street, 8th Floor
                        Charlotte, North Carolina  28255
                        Attn:  Michael Sylvester
                        Telephone:  (704) 388-6003
                        Telecopy:  (704) 388-6002

  11.2  Right of Set-Off.
        ----------------

  In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default and acceleration of the Obligations hereunder, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of any Credit Party against obligations and liabilities of such Person to such Lender hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether such Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. Any Person purchasing a participation in the Loans and Commitments hereunder pursuant to
Section 3.13 or Section 11.3(d) may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

  11.3  Benefit of Agreement.
        --------------------

  (a)   Generally.  This Credit Agreement shall be binding upon and inure to the
        ---------
benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign or transfer
                --------
any of its interests without prior written consent of the Lenders; provided
                                                                   --------
further that the rights of each Lender to transfer, assign or grant
-------
participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 11.3, provided however that nothing herein shall
                                --------
prevent or prohibit any Lender from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, or (ii) granting assignments or selling participations in such Lender's Loans and/or Commitments hereunder to its parent company and/or to any Affiliate or Subsidiary of such Lender.

  (b)   Assignments.  Each Lender may assign all or a portion of its rights and
        -----------
obligations hereunder, pursuant to an assignment agreement substantially in the form of Schedule 11.3(b), to (i)
            ----------------
any Lender or any Affiliate or Subsidiary of a Lender, or (ii) any other commercial bank, financial institution or "accredited investor" (as defined in Regulation D of the Securities and Exchange Commission) reasonably acceptable to the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower; provided that (i) any such assignment
                                          --------
(other than any assignment to an existing Lender) shall be in a minimum aggregate amount of $5,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) of the Commitments and in integral multiples of $1,000,000 above such amount and (ii) each such assignment shall be of a constant, not varying, percentage of all such Lender's rights and obligations under this Credit Agreement. Any assignment hereunder shall be effective upon delivery to the Administrative Agent of written notice of the assignment together with a transfer fee of $3,500 payable to the Administrative Agent for its own account from and after the later of (i) the effective date specified in the applicable assignment agreement and (ii) the date of recording of such assignment in the Register pursuant to the terms of subsection (c) below. The assigning Lender will give prompt notice to the Administrative Agent and the Borrower of any such assignment. Upon the effectiveness of any such assignment (and after notice to, and (to the extent required pursuant to the terms hereof), with the consent of, the Borrower as provided herein), the assignee shall become a "Lender" for all purposes of this Credit Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. Along such lines the Borrower agrees that upon notice of any such assignment and surrender of the appropriate Note or Notes, it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note (but with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof). By executing and delivering an assignment agreement in accordance with this Section 11.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or any of their respective Affiliates or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents; (vi) such assignee appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

  (c)   Maintenance of Register.  The Administrative Agent shall maintain at
        -----------------------
one of its offices in Charlotte, North Carolina a copy of each Lender assignment agreement delivered to it in accordance with the terms of subsection (b) above and a register for the recordation of the identity of the principal amount, type and Interest Period of each Loan outstanding hereunder, the names, addresses and the Commitments of the Lenders pursuant to the terms hereof from time to time (the "Register"). The Administrative Agent will make reasonable efforts to
      --------
maintain the accuracy of the Register and to promptly update the Register from time to time, as necessary. The entries in the Register shall be conclusive in the absence of manifest error and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and each Lender, at any reasonable time and from time to time upon reasonable prior notice.

  (d)   Participations.  Each Lender may sell, transfer, grant or assign
        --------------
participations in all or any part of such Lender's interests and obligations hereunder; provided that (i) such selling Lender shall remain a "Lender" for all
           --------
purposes under this Credit Agreement (such selling Lender's obligations under the Credit Documents remaining unchanged) and the participant shall not constitute a Lender hereunder, (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Credit Agreement or the other Credit Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or Fees in respect of any Loans in which the participant is participating, (B) postpone the date fixed for any payment of principal (including extension of the Termination Date or the date of any mandatory prepayment), interest or Fees in which the participant is participating, or (C) except as expressly provided in the Credit Documents, release any Guarantor from its Support Obligations hereunder, and
(iii) sub-participations by the participant (except to an affiliate, parent company or affiliate of a parent company of the participant) shall be prohibited. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or the other Credit Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided,
                                                                 --------
however, that such participant shall be entitled to receive additional amounts under Sections 3.6, 3.9, 3.10 and 3.11 on the same basis as if it were a Lender.

  11.4  No Waiver; Remedies Cumulative.
        ------------------------------

  No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Administrative Agent or any Lender and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Borrower or any other Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

  11.5  Payment of Expenses, etc.
        ------------------------

  The Borrower agrees to: (i) pay regardless of whether this Credit Agreement is closed, all reasonable out-of-pocket costs and expenses incurred (A) of the Administrative Agent in connection with the negotiation, preparation, execution and delivery and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, special counsel to the Administrative Agent) and any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Credit Parties under this Credit Agreement and (B) of the Administrative Agent incurred in connection with enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of external counsel for the Administrative Agent and each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Lender, its officers, directors, employees, representatives and Administrative Agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of (A) any investigation, litigation or other proceeding (whether or not any Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of proceeds of any Loans (including other extensions of credit) hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding or (B) the presence or Release of any Materials of Environmental Concern at, under or from any Property owned, operated or leased by the Borrower or any of its Subsidiaries, or the failure by the Borrower or any of its Subsidiaries to comply with any Environmental Law (but excluding, in the case of either of clause (A) or (B) above, any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified).

  11.6  Amendments, Waivers and Consents.
        --------------------------------

  Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided, however, that:
          --------  -------

  (a)   without the consent of each Lender affected thereby,

           (i) extend the final maturity of any Loan or the time of payment of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit, or any portion thereof, or waive application of any mandatory prepayment,

               (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any increase in interest rates after the occurrence of an Event of Default or on account of a failure to deliver financial statements on a timely basis) thereon or Fees hereunder,

               (iii) reduce or waive the principal amount of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

               (iv) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

               (v) except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under
          Section 8.4, release the Borrower or substantially all of the other Credit Parties from its or their obligations under the Credit Documents,

               (vi) amend, modify or waive any provision of this Section 11.6 or Section 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14, 9.1(a),
          11.2, 11.3, 11.5 or 11.9,

               (vii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders,

               (viii) consent to the assignment or transfer by the Borrower (or another Credit Party) of any of its rights and obligations under (or in respect of) the Credit Documents except as permitted thereby, or

               (ix) except as expressly provided in the Credit Documents, release all or substantially all of the collateral securing the Obligations hereunder, or all or substantially all of the Guarantors from their guaranty obligations hereunder;

          (b) without the consent of the Agent, no provision of Section 10 may be amended;

          (c)  without the consent of the Issuing Lender, no provision of
     Section 2.2 may be amended.

     Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

     11.7 Counterparts.
          ------------

     This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart.

     11.8    Headings.
             --------

     The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

     11.9    Survival.
             --------

     All indemnities set forth herein, including, without limitation, in Section 2.2(i), 3.9, 3.11, 10.7 or 11.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Credit Parties herein shall survive delivery of the Notes and the making of the Loans hereunder.

     11.10   Governing Law; Submission to Jurisdiction; Venue.
             ------------------------------------------------

     (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Credit Agreement, each of the Credit Parties hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Credit Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of the Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

     (b) Each of the Credit Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE BORROWER AND THE CREDIT PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT

AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     11.11   Severability.
             ------------

     If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     11.12   Entirety.
             --------

     This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

     11.13   Binding Effect; Termination.
             ---------------------------

     (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by the Borrower, the Guarantors and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Administrative Agent and each Lender and their respective successors and assigns.

     (b) The term of this Credit Agreement shall be until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding and until all of the Commitments hereunder shall have expired or been terminated.

     11.14   Confidentiality.
             ---------------

     The Administrative Agent and the Lenders agree to keep confidential (and to cause their respective affiliates, officers, directors, employees, Administrative Agents and representatives to keep confidential) all information, materials and documents furnished to the Administrative Agent or any such Lender by or on behalf of any Credit Party (whether before or after the Closing Date) which relates to the Borrower or any of its Subsidiaries (the "Information").
                                                               -----------
Notwithstanding the foregoing, the Administrative Agent and each Lender shall be permitted to disclose Information (i) to its affiliates, officers, directors, employees, Administrative Agents and representatives in connection with its participation in any of the transactions evidenced by this Credit Agreement or any other Credit Documents or the administration of this Credit Agreement or any other Credit Documents; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any Governmental Authority; (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Credit Agreement or any agreement entered into pursuant to clause (iv) below, (B) becomes available to the Administrative Agent or such Lender on a non-confidential basis from a source other than a Credit Party or (C) was available to the Administrative Agent or such Lender on a non-confidential basis prior to its disclosure to the Administrative Agent or such Lender by a Credit Party; (iv) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first specifically agrees in a writing furnished to and for the benefit of the Credit Parties to be bound by the terms of this Section 11.14; or (v) to the extent that the Borrower shall have consented in writing to such disclosure. Nothing set forth in this Section 11.14 shall obligate the Administrative Agent or any Lender to return any materials furnished by the Credit Parties.

     11.15      Source of Funds.
                ---------------

     Each of the Lenders hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder:

                (a) no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;

                (b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

                (c) to the extent that any part of such funds constitutes assets of an insurance company's general account, such insurance company has complied with all of the requirements of the regulations issued under
     Section 401(c)(1)(A) of ERISA; or

                (d) such funds constitute assets of one or more specific benefit plans which such Lender has identified in writing to the Borrower.

As used in this Section 11.15, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

     11.16      Conflict.
                --------

     To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.

                          [Signature Page to Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                    PEDIATRIC SERVICES OF AMERICA, INC.
--------                     a Georgia corporation

                             By:/s/ Stephen M. Mengert
                                -------------------------
                             Name:  Stephen M. Mengert
                             Title: Senior Vice President and
                                     Chief Financial Officer

GUARANTORS:                  PEDIATRIC SERVICES OF AMERICA, INC.
----------                   a Delaware corporation

                             By:/s/ Stephen M. Mengert
                                -------------------------
                             Name:  Stephen M. Mengert
                             Title: Senior Vice President and
                                     Chief Financial Officer

                             PEDIATRIC SERVICES OF AMERICA (CONNECTICUT), INC., a Connecticut corporation
                             PREMIER MEDICAL SERVICES, INC.
                             a Nevada corporation
                             PEDIATRIC PARTNERS, INC.,
                             a Delaware corporation
                             INSURANCE MEDICAL REPORTER, INC.,
                             a California corporation
                             PREMIER NURSE STAFFING, INC.,
                             a Nevada corporation
                             PREMIER CERTIFIED HOME HEALTH SERVICES, INC., a Nevada corporation
                             ARO HEALTH SERVICES, INC.,
                             a Washington corporation

                             By:/s/ Stephen M. Mengert
                                -------------------------
                             Name:  Stephen M. Mengert
                             Title: Senior Vice President
                                    For each of the foregoing

                             PEDIATRIC HOME NURSING SERVICES, INC.,
                             a New York corporation

                             By:/s/ Joseph D. Sansone
                                -------------------------
                             Name:  Joseph D. Sansone,
                             Title: President

GUARANTORS:                  PSA LICENSING CORPORATION,
----------                   a Delaware corporation
(Continued)                  PSA PROPERTIES CORPORATION.
                             a Delaware corporation

                             By:/s/ Susan E. Dignan
                                ----------------------------
                             Name:  Susan E. Dignan
                             Title: President
                                    for each of the foregoing

LENDERS:                      NATIONSBANK, N.A.,
-------                       individually in its capacity as a
                              Lender and in its capacity as Administrative Agent

                              By: /s/ Ashley M. Crabtree
                                 ------------------------------------
                              Name: ASHLEY M. CRABTREE
                              Title: SENIOR VICE PRESIDENT


                              TORONTO DOMINION (TEXAS), INC.

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              PNC BANK, NATIONAL ASSOCIATION

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              SUNTRUST BANK, ATLANTA

                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              MELLON BANK

                              By:
                                 ------------------------------------
                              Name:
                              Title:

LENDERS:                      NATIONSBANK, N.A.,
-------                       individually in its capacity as a
                              Lender and in its capacity as Administrative Agent

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              TORONTO DOMINION (TEXAS), INC.

                              By: /s/ Neva Nesbitt
                                 ------------------------------------
                              Name: NEVA NESBITT
                              Title: VICE PRESIDENT


                              PNC BANK, NATIONAL ASSOCIATION

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              SUNTRUST BANK, ATLANTA

                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              MELLON BANK

                              By:
                                 ------------------------------------
                              Name:
                              Title:

LENDERS:                      NATIONSBANK, N.A.,
-------                       individually in its capacity as a
                              Lender and in its capacity as Administrative Agent

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              TORONTO DOMINION (TEXAS), INC.

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              PNC BANK, NATIONAL ASSOCIATION

                              By: [SIGNATURE APPEARS HERE]
                                 ------------------------------------
                              Name: [NAME APPEARS HERE]
                              Title: Corporate Banking Officer


                              SUNTRUST BANK, ATLANTA

                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              MELLON BANK

                              By:
                                 ------------------------------------
                              Name:
                              Title:

LENDERS:                      NATIONSBANK, N.A.,
-------                       individually in its capacity as a
                              Lender and in its capacity as Administrative Agent

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              TORONTO DOMINION (TEXAS), INC.

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              PNC BANK, NATIONAL ASSOCIATION

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              SUNTRUST BANK, ATLANTA

                              By: /s/ Brenda Zino
                                 ------------------------------------
                              Name: Brenda Zino
                              Title: Banking Officer

                              By: [SIGNATURE APPEARS HERE]
                                 ------------------------------------
                              Name: [NAME APPEARS HERE]
                              Title: Vice President


                              MELLON BANK

                              By:
                                 ------------------------------------
                              Name:
                              Title:

LENDERS:                      NATIONSBANK, N.A.,
-------                       individually in its capacity as a
                              Lender and in its capacity as Administrative Agent

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              TORONTO DOMINION (TEXAS), INC.

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              PNC BANK, NATIONAL ASSOCIATION

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              SUNTRUST BANK, ATLANTA

                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              By:
                                 ------------------------------------
                              Name:
                              Title:


                              MELLON BANK

                              By: [SIGNATURE APPEARS HERE]
                                 ------------------------------------
                              Name:
                              Title:

                              CREDITANSTALT-BANKVEREIN


                              By: /s/ Carl G. Drake
                                 ------------------------------------
                              Name: Carl G. Drake
                              Title: Senior Associate

                              By: /s/ W. Craig Stamm
                                 ------------------------------------
                              Name: W. Craig Stamm
                              Title: Vice President

                                Schedule 2.1(a)
                                ---------------
                      Schedule of Lenders and Commitments

                                    Revolving            Revolving               LOC
            Lender               Committed Amount  Commitment Percentage   Committed Amount
            ------               ----------------  ----------------------  ----------------
NationsBank, N.A.                  $ 25,000,000         25.000000%          $ 2,500,000.00

Creditanstalt-Bankverein           $ 25,000,000         25.000000%          $ 2,500,000.00

SunTrust Bank, Atlanta             $ 15,000,000         15.000000%          $ 1,500,000.00

Toronto Dominion (Texas), Inc.     $ 15,000,000         15.000000%          $ 1,500,000.00

Mellon Bank                        $ 10,000,000         10.000000%          $ 1,000,000.00

PNC Bank, N.A.                     $ 10,000,000         10.000000%          $ 1,000,000.00
                                   ------------       -----------           --------------

                                   $100,000,000        100.000000%          $10,000,000.00

                              Schedule 2.1(b)(i)
                              ------------------

                          FORM OF NOTICE OF BORROWING

NationsBank, N.A.                               NationsBank, N.A.,
 ad Administrative Agent for the Lenders     as Swingline Lender
101 N. Tryon Street                             101 N. Tryon Street
Independence Center, 15th Floor                 Independence Center, 15th Floor
NC1-001-15-04                                   NC1-001-15-04
Charlotte, North Carolina  28255                Charlotte, North Carolina 28255
Attention:  Agency Services                     Attention:  Agency Services

     RE: Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement") among Pediatric Services of America, Inc., the
               ----------------
          Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

The undersigned, Pediatric Services of America, Inc., a Georgia corporation, being the Borrower under the above-referenced Credit Agreement hereby gives notice of a request for Revolving Loan pursuant to Section 2.1(b) of the Credit Agreement or of a request for Swingline Loan pursuant to Section 2.3(b) of the Credit Agreement as follows:

_________     Revolving Loan
_________     Swingline Loan

(A)  Date of Borrowing
     (which is a Business Day)       _______________________________

(B)  Principal Amount of
     Borrowing                       _______________________________

(C)  Interest rate basis             _______________________________

(D)  Interest Period and the
     last day thereof                _______________________________

In accordance with the requirements of Section 5.2 of the Credit Agreement, the undersigned Borrower hereby certifies that:

          (a) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date of this request, and will be true and correct after giving effect to the requested Extension of Credit (except for those which expressly related to an earlier date).

          (b) No Default or Event of Default exists, or will exist after giving effect to the requested Extension of Credit.

          (c) As to any Credit Party, no involuntary action has been commenced under applicable bankruptcy, insolvency or other similar law in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) as to any Credit Party or as to any substantial part of the property of any Credit Party or for the winding up or liquidation of its affairs, and remains undismissed, undischarged or unbonded.

          (d) No circumstances, events or conditions have occurred since the date of the audited financial statements referenced in Section 6.1 of the Credit Agreement which would have a Material Adverse Effect.

          (e) All conditions set forth in Section 2.1 as to the making of Revolving Loans or in Section 2.3 as to the making of Swingline Loans, as appropriate, have been satisfied.

                                  Very truly yours,

                                  PEDIATRIC SERVICES OF AMERICA, INC.

                                  By:
                                     ------------------------------------
                                  Name: Stephen M. Mengert
                                  Title: Senior Vice President and
                                           Chief Financial Officer

                                Schedule 2.1(e)
                                ---------------

                             FORM OF REVOLVING NOTE

$_______________                                                 August 13, 1997

     FOR VALUE RECEIVED, the undersigned Borrower, hereby promises to pay to the order of ________________________, and its successors and assigns, on or before the Termination Date to the office of the Administrative Agent in immediately available funds as provided in the Credit Agreement, the principal amount of such Lender's Revolving Committed Amount shown above or, if less, the aggregate unpaid principal amount of all Revolving Loans made by such Lender to the undersigned Borrower, together with interest thereon at the rates and as provided in the Credit Agreement.

     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement")
                                                           ----------------
among Pediatric Services of America, Inc., a Georgia corporation, the Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that
                                                                 --------
any failure to endorse such information shall not affect the obligation of the undersigned Borrower to pay amounts evidenced hereby.

     Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the undersigned Borrower. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the undersigned Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

     This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

     IN WITNESS WHEREOF, the undersigned Borrower has caused this Note to be duly executed as of the date first above written.

                                  PEDIATRIC SERVICES OF AMERICA, INC.,
                                  a Georgia corporation

                                  By
                                    ---------------------------------
                                  Name: Stephen M. Mengert
                                  Title: Senior Vice President and
                                           Chief Financial Officer

                               Schedule 2.2(b)-1
                               -----------------

                          Existing Letters of Credit

                               Schedule 2.2(b)-2
                               -----------------

                Form of Notice of Request for Letter of Credit

                                    [Date]

NationsBank, N.A.,                          NationsBank, N.A.,
 as Issuing Agent under the                  as Administrative Agent under the
 Credit Agreement referred to below          Credit Agreement referred to below
101 N. Tryon Street                         101 N. Tryon Street
Independence Center, 15th Floor             Independence Center, 15th Floor
NC1-001-15-04                               NC1-001-15-04
Charlotte, North Carolina 28255             Charlotte, North Carolina 28255

Attention:   Agency Services

     Re: Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement") among Pediatric Services of
                            ----------------
             America, Inc., the Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

     The undersigned Pediatric Services of America, Inc., pursuant to Section 2.2(b) of the Credit Agreement, hereby requests that the following Letters of Credit be made on [date] as follows (the "Proposed Extension"):
                                          ------------------

     (1)     Account Party:

     (2)     For use by:

     (3)     Beneficiary:

     (4)     Face Amount of Letter of Credit:

     (5)     Date of Issuance

     Delivery of Letter of Credit should be made as follows:

             In accordance with the requirements of Section 5.2 of the Credit Agreement, the undersigned Borrower hereby certifies that:

             (a) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date of this request, and will be true and correct after giving effect to the requested Extension of Credit (except for those which expressly relate to an earlier date).

             (b) No Default or Event of Default exists, or will exist after giving effect to the requested Extension of Credit.

             (c) As to any Credit Party, no involuntary action has been commenced under applicable bankruptcy, insolvency or other similar law in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) as to any Credit Party or as to any substantial part of the property of any Credit Party or for the winding up or liquidation of its affairs, and remains undismissed, undischarged or unbonded.

             (d) No circumstances, events or conditions have occurred since the date of the audited financial statements referenced in Section 6.1 of the Credit Agreement which would have a Material Adverse Effect.

             (e) All conditions set forth in Section 2.2 as to the issuance of a Letter of Credit have been satisfied.


                                       Very truly yours,

                                       PEDIATRIC SERVICES OF AMERICA, INC.

                                       By:
                                          -------------------------------
                                       Name: Stephen M. Mengert
                                       Title: Senior Vice President and
                                                Chief Financial Officer

                                Schedule 2.3(e)
                                ---------------

                            FORM OF SWINGLINE NOTE

$5,000,000                                                       August 13, 1997

     FOR VALUE RECEIVED, the undersigned Borrower, hereby promises to pay to the order of NATIONSBANK, N.A., and its successors and assigns, on or before the Termination Date to the office of the Administrative Agent in immediately available funds as provided in the Credit Agreement, the principal amount of the Swingline Committed Amount shown above or, if less, the aggregate unpaid principal amount of all Swingline Loans in such amounts and on such dates as provided in the Credit Agreement; together with interest thereon at the rates and as provided in the Credit Agreement.

     This Note is the Swingline Note referred to in the Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement") among
                                                     ----------------
PEDIATRIC SERVICES OF AMERICA, INC., a Georgia corporation, the Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that
                                                                 --------
any failure to endorse such information shall not affect the obligation of the undersigned Borrower to pay amounts evidenced hereby.

     Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the undersigned Borrower. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the undersigned Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

     This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

     IN WITNESS WHEREOF, the undersigned Borrower has caused this Note to be duly executed as of the date first above written.

                                  PEDIATRIC SERVICES OF AMERICA, INC.,
                                  a Georgia corporation

                                  By
                                    ---------------------------------
                                  Name: Stephen M. Mengert
                                  Title: Senior Vice President and
                                           Chief Financial Officer

                                 Schedule 3.2
                                 ------------

                    Form of Notice of Extension/Conversion

NationsBank, N.A.,
 as Administrative Agent for the Lenders
101 N. Tryon Street
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention:  Agency Services

     Re: Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement") among Pediatric Services of America, Inc., the
               ----------------
          Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

     The undersigned, PEDIATRIC SERVICES OF AMERICA, INC., hereby gives notice pursuant to Section 3.2 of the Credit Agreement that it requests an extension or conversion of a Revolving Loan outstanding under the Credit Agreement, and in connection therewith sets forth below the terms on which such extension or conversion is requested to be made:

(A)  Date of Extension or Conversion
     (which is the last day of the
     the applicable Interest Period)         _______________________

(B)  Principal Amount of
     Extension or Conversion                 _______________________

(C)  Interest rate basis                     _______________________

(D)  Interest Period and the
     last day thereof                        _______________________

     In accordance with the requirements of Section 5.2 of the Credit Agreement, the undersigned Borrower hereby certifies that:

          (a) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date of this request, and will be true and correct after giving effect to the requested Extension of Credit (except for those which expressly relate to an earlier date).

          (b) No Default or Event of Default exists, or will exist after giving effect to the requested Extension of Credit.

          (c) As to any Credit Party, no involuntary action has been commenced under applicable bankruptcy, insolvency or other similar law in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) as to any Credit Party or as to any substantial part of the property of any Credit Party or for the winding up or liquidation of its affairs, and remains undismissed, undischarged or unbonded.

          (d) No circumstances, events or conditions have occurred since the date of the audited financial statements referenced in Section 6.1 of the Credit Agreement which would have a Material Adverse Effect.

          (e) All conditions set forth in Section 2.2 as to the issuance of a Letter of Credit have been satisfied.


                                  Very truly yours,

                                  PEDIATRIC SERVICES OF AMERICA, INC.

                                  By:
                                     ---------------------------------
                                  Name: Stephen M. Mengert
                                  Title: Senior Vice President and
                                           Chief Financial Officer

                              Schedule 5.1(i)(v)
                              ------------------

                            Secretary's Certificate

     Pursuant to Section 5.1(i)(v) of the Credit Agreement (the "Credit
                                                                 ------
Agreement"), dated as of August 13, 1997, among PEDIATRIC SERVICES OF AMERICA,
---------
INC., a Georgia corporation, the Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent, the undersigned ____________________ Secretary of _________________________ (the "Corporation") hereby certifies as
                                             -----------
follows:

     1. Attached hereto as Annex I is a true and complete copy of resolutions duly adopted by the Board of Directors of the Corporation on __________________, 1997. The attached resolutions have not been rescinded or modified and remain in full force and effect. The attached resolutions are the only corporate proceedings of the Corporation now in force relating to or affecting the matters referenced to therein.

     2. Attached hereto as Annex II is a true and complete copy of the By-laws of the Corporation as in effect on the date hereof.

     3. Attached hereto as Annex III is a true and complete copy of the Certificate of Incorporation of the Corporation and all amendments thereto as in effect on the date hereof.

     4. The following persons are now duly elected and qualified officers of the Corporation, holding the offices indicated, and the signature appearing opposite his name below is his true and genuine signature, and such officer is duly authorized to execute and deliver on behalf of the Corporation the Credit Agreement, the Notes to be issued pursuant thereto and the other Credit Documents and to act as a Responsible Officer on behalf of the Corporation under the Credit Agreement:

Name                             Office                            Signature
----                             ------                            ---------

                                                        ________________________

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her name and affixed the corporate seal of the Corporation.

                                       _______________________________,
                                       Secretary

                                       (CORPORATE SEAL)

Date:  __________________, 1997

     I, ___________________, ___________________ of ________________________,
hereby certify that ______________________, whose genuine signature appears above, is, and has been at all times since ________________________, a duly elected, qualified and acting _________________ of
____________________________________.

                             ___________________________________ of

                                             ___________________________________

                                             _________________________, 1997

                                 Schedule 6.6
                                 ------------

                       Description of Legal Proceedings

                                 Schedule 6.8
                                 ------------

                                     Liens

                                 Schedule 6.9
                                 ------------

                             Intellectual Property

                                 Schedule 6.12
                                 -------------

                                Qualified Plan

The Company has determined that a compliance issue exists with respect to the Pediatric Services of America 401(k) Savings Plan. The Company intends to make corrective contributions to the Plan calculated in a manner consistent with the correction methods described by the Internal Revenue Service in the Voluntary Compliance Resolution program (VCR) and the Closing Agreement Program (CAP). At present, the Company cannon predict the total amount of such corrective contributions and any other liability arising from the correction of this issue although such amount may exceed the standard of materiality set forth in the Credit Agreement.

                                 Schedule 6.14
                                 -------------

                                 Subsidiaries

Pediatric Services of America, Inc.,
a Delaware corporation
----------------------
     PSA Properties Corporation,
     a Delaware corporation
     PSA Licensing Corporation,
     a Delaware corporation (100%)
     Pediatric Services of America, Inc.,
     a Georgia corporation (100%)
     ----------------------------
            Pediatric Services of America (Connecticut), Inc.
            a Connecticut corporation (100%)
            Pediatric Home Nursing Services, Inc.,
            a New York corporation (100%)
            Pediatric Partners, Inc.,
            a Delaware corporation (100%)
            Premier Medical Services, Inc.,
            a Nevada corporation (100%)
            ---------------------------
                   Insurance Medical Reporter, Inc.,
                   a California corporation (100%)
                   Premier Nurse Staffing, Inc.,
                   a Nevada corporation (100%)
                   Premier Certified Home Health Services, Inc.,
                   a Nevada corporation (100%)
                   ---------------------------
                          ARO Health Services, Inc.,
                          a Washington corporation (100%)

                                Schedule 7.2(b)
                                ---------------

                   Form of Officer's Compliance Certificate

     This Certificate is delivered in accordance with the provisions of Section 7.2(b) of that Credit Agreement dated as of August 13, 1997 (as amended, modified and supplemented, the "Credit Agreement") among PEDIATRIC SERVICES OF
                                ----------------
AMERICA, INC., a Georgia corporation, the Guarantors and Lenders identified therein, and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the same meanings provided in the Credit Agreement.

     The undersigned, being a Responsible Officer of PEDIATRIC SERVICES OF AMERICA, INC., a Georgia corporation, hereby certifies, in my official capacity and not in my individual capacity, that to the best of my knowledge and belief:

          (a) the financial statements accompanying this Certificate fairly present the financial condition of the parties covered by such financial statements in all material respects;

          (b) during the period the Credit Parties have observed or performed all of their covenants and other agreements in all material respects, and satisfied in all material respects every material condition, contained in this Credit Agreement to be observed, performed or satisfied by them;

          (c) the undersigned has no actual knowledge of any Default or Event of Default; and

          (d) detailed calculations demonstrating compliance with the financial covenants set out in Section 7.9 of the Credit Agreement accompany this Certificate.

          This the ___________ day of ___________________, 199___.

                                  PEDIATRIC SERVICES OF AMERICA, INC.

                                  By:
                                     ---------------------------
                                  Name: Stephen M. Mengert
                                  Title: Senior Vice President and
                                           Chief Financial Officer

                      Attachment to Officer's Certificate
                      -----------------------------------

                      Computation of Financial Covenants

                                Schedule 7.11-1
                                ---------------

                           Form of Joinder Agreement

     THIS JOINDER AGREEMENT (the "Agreement"), dated as of _____________, 19__,
                                  ---------
is by and between _____________________, a ___________________ (the "Applicant
                                                                     ---------
Guarantor"), and NATIONSBANK, N.A., in its capacity as Administrative Agent
---------
under that certain Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement") by and among PEDIATRIC SERVICES OF AMERICA,
               ----------------
INC., a Georgia corporation, the Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

     The Applicant Guarantor has indicated its desire to become a Guarantor or is required by the terms of Section 7.11 of the Credit Agreement to become, a Guarantor under the Credit Agreement.

     Accordingly, the Applicant Guarantor hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

     1. The Applicant Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Applicant Guarantor will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement and the other Credit Documents, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement and the other Credit Documents. The Applicant Guarantor agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Documents, including without limitation (i) all of the affirmative and negative covenants set forth in Sections 7 and 8 of the Credit Agreement and (ii) all of the undertakings and waivers set forth in Section 4 of the Credit Agreement.
Without limiting the generality of the foregoing terms of this paragraph 1, the Applicant Guarantor hereby (A) jointly and severally together with the other Guarantors, guarantees to each Lender, the Administrative Agent and the Issuing Lender as provided in Section 4 of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. and (B) agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Applicant Guarantor will, jointly and severally together with the other Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

     2. The Applicant Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto. The information on the Schedules to the Credit Agreement and Pledge Agreement are amended to provide the information shown on the attached Schedule A.
                                                             ----------

     3. The Applicant Guarantor hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the Applicant Guarantor under Section 4 of the Credit Agreement upon the execution of this Joinder Agreement by the Applicant Guarantor.

     4. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

     5. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the Applicant Guarantor has caused this Joinder Agreement to be duly executed by its authorized officers, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                  APPLICANT GUARANTOR


                                  By:
                                  Name:
                                  Title:

                                  Address for Notices:

                                  Attn:
                                       -------------------------
                                  Telephone:
                                  Telecopy:

                                  Acknowledged and accepted:

                                  NATIONSBANK, N.A., as Administrative Agent

                                  By:
                                  Name:
                                  Title:

                                   Schedule A
                                   ----------
                                       to
                               Joinder Agreement

Schedule A to Security Agreement
--------------------------------

                           Address for  Chief Executive  Locations of  Record
   Applicant Guarantor       Notices        Office        Collateral   Owner
   -------------------       -------        ------        ----------   -----

                                Schedule 7.11-2
                                ---------------

                            Pledge Joinder Agreement

     THIS PLEDGE AGREEMENT (the "Agreement"), dated as of ______________, 19__,
                                 ---------
is by and between _________________, a _______________________ corporation (the
"Pledgor") and NATIONSBANK, N.A., in its capacity as Administrative Agent under
 -------
the Pledge Agreement to which the Pledgor is a party as referenced and defined in that certain Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement") by and among PEDIATRIC SERVICES OF AMERICA,
               ----------------
INC., a Georgia corporation, the Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. All of the defined terms in the Pledge Agreement are incorporated herein by reference.

     The Pledgor is required to pledge certain additional interests under the Pledge Agreement pursuant to the terms of the Credit Agreement and the other Credit Documents.

     Accordingly, the Pledgor hereby agrees as follows with the Agent under the Pledge Agreement as follows:

     1. The Pledgor hereby pledges, and grants a security interest in, the Pledged Securities identified on Schedule A attached and all of the Pledged
                                 ----------
Collateral relating thereto, to the Paying Agent pursuant to the terms of the Pledge Agreement. The information on the Schedules to the Pledge Agreement are amended to provide the information shown on the attached Schedule A.
                                                         ----------

     2. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

     3. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the Pledgor has caused this Joinder Agreement to be duly executed by its authorized officer, and the Agent has caused the same to be accepted by its authorized officer, as of the day and year first above written.

PLEDGOR:
-------                             --------------------------------

                                    By:
                                       -----------------------------
                                    Name:
                                         ---------------------------
                                    Title:
                                          --------------------------

                                    Acknowledged and accepted:

                                    NATIONSBANK, N.A., as Administrative Agent

                                    By:
                                       -----------------------------
                                    Name:
                                         ---------------------------
                                    Title:
                                          --------------------------

                                   Schedule A
                                   ----------
                                       to
                               Joinder Agreement

Schedule 2(a) to Pledge Agreement
---------------------------------

Description of Pledged Shares

                                    No. of        Certificate
     Pledgor          Issuer        Shares            No.           Percentage
     -------          ------        ------            ---           ----------

                                  Schedule 8.1
                                  ------------

                                  INDEBTEDNESS

                                  Schedule 8.5
                                  ------------

                              Existing Investments

                                 Schedule 11.1
                                 -------------

                         Schedule of Lenders' Addresses

                                Schedule 11.3(b)
                                ----------------

                       Form of Assignment and Acceptance

     THIS ASSIGNMENT AND ACCEPTANCE dated as of _________________________, 1997 is entered into between THE LENDER IDENTIFIED ON THE SIGNATURE PAGES AS THE "ASSIGNOR" (the "Assignor") and THE PARTIES IDENTIFIED ON THE SIGNATURE PAGES AS
                 --------
"ASSIGNEES" ("Assignee").
              --------

     Reference is made to that Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement") among PEDIATRIC SERVICES OF
                           ----------------
AMERICA, INC., a Georgia corporation (the "Borrower"), the Guarantors and
                                           --------
Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

     1. The Assignor hereby sells and assigns, without recourse, to the Assignees, and the Assignees hereby purchase and assume, without recourse, from the Assignor, effective as of the Effective Date shown below, those rights and interests of the Assignor under the Credit Agreement identified below (the "Assigned Interests"), including the Obligations and Commitments relating
 ------------------
thereto, together with unpaid interest and fees relating thereto accruing from the Effective Date. The Assignor represents and warrants that it owns the interests assigned hereby free and clear of liens, encumbrances or other claims. Each of the Assignees represents that it is an Eligible Assignee within the meaning of the term in the Credit Agreement. The Assignor and each of the Assignees hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 11.3 of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (i) each Assignee, if it is not already a Lender under the Credit Agreement, shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) each Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement (other than the rights of indemnification referenced in Section
11.9 of the Credit Agreement).  Schedule 2.1(a) is deemed modified and amended
                                ---------------
to the extent necessary to give effect to this assignment.

     2. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

     3.     Terms of Assignment

     (a)    Date of Assignment:            ___________________, 199__
     (b)    Legal Name of Assignor:        SEE SIGNATURE PAGE
     (c)    Legal Name of Assignee:        SEE SIGNATURE PAGE
     (d)    Effective Date of Assignment:  ___________________, 199__

See Schedule I attached for a description of the Loans and Obligations and
    ----------
Commitments (and the percentage interests therein and relating thereto) which are the subject of this Assignment and Acceptance.

     4. The fee payable to the Paying Agent in connection with this Assignment is enclosed.

     IN WITNESS WHEREOF, the parties hereto have caused the execution of this instrument by their duly authorized officers as of the date first above written.

     ASSIGNOR:                                  ASSIGNEE:
     --------                                   --------


     By                                         By
       ---------------------------------          -----------------------------
     Name:                                      Name:
     Title:                                     Title:

                                                Address for Notices:
                                                -------------------



     ACKNOWLEDGMENT AND CONSENT
     --------------------------

     NATIONSBANK, N.A.,                      PEDIATRIC SERVICES OF AMERICA, INC.
     as Administrative Agent


     By                                      By
       ---------------------------------       ------------------------------
     Name:                                   Name:
     Title:                                  Title:

                                   SCHEDULE I
                                   ----------
                          TO ASSIGNMENT AND ACCEPTANCE
                      PEDIATRIC SERVICES OF AMERICA, INC.

           REVOLVING LOANS AND LETTERS OF CREDIT PRIOR TO ASSIGNMENT

                      Revolving  Revolving    Revolving      LOC         LOC
                      Committed  Commitment     Loans     Committed  Obligations
                       Amount    Percentage  Outstanding   Amount    Outstanding
                       ------    ----------  -----------   ------    -----------
ASSIGNOR
--------



ASSIGNEES
---------


                      ---------  ---------   ---------    ---------  ---------
                      $                      $            $          $

   REVOLVING LOANS AND LETTERS OF CREDIT INTERESTS SUBJECT OF THIS ASSIGNMENT

                      Revolving  Revolving    Revolving      LOC         LOC
                      Committed  Commitment     Loans     Committed  Obligations
                       Amount    Percentage  Outstanding   Amount    Outstanding
                       ------    ----------  -----------   ------    -----------
ASSIGNOR
--------







                      ---------  ---------   ---------    ---------  ---------
                      $                      $            $          $

                                   SCHEDULE I
                                   ----------
                          TO ASSIGNMENT AND ACCEPTANCE
                      PEDIATRIC SERVICES OF AMERICA, INC.

             REVOLVING LOANS AND LETTERS OF CREDIT AFTER ASSIGNMENT


                      Revolving  Revolving    Revolving      LOC         LOC
                      Committed  Commitment     Loans     Committed  Obligations
                       Amount    Percentage  Outstanding   Amount    Outstanding
                       ------    ----------  -----------   ------    -----------
ASSIGNOR
--------




ASSIGNEES
---------



                      ---------  ---------   ---------    ---------  ---------
                      $                      $            $          $

                               PLEDGE AGREEMENT


     PLEDGE AGREEMENT dated as of August 13, 1997 (as amended and modified, the "Pledge Agreement" or this "Agreement") by those parties identified as
 ----------------           ---------
"Pledgors" on the signature pages and such other parties as may become Pledgors hereunder after the date hereof (the "Pledgors") in favor of NATIONSBANK, N.A.,
                                      --------
as Administrative Agent (in such capacity, the "Administrative Agent") for the
                                                --------------------
Lenders under the Credit Agreement described below and any Affiliates of Lenders which provide interest rate or currency protection agreements as hereafter provided (collectively, the "Lenders").
                             -------

                              W I T N E S S E T H

     WHEREAS, the Lenders have severally agreed to make loans and extensions of credit to Pediatric Services of America, Inc., a Georgia corporation (the "Borrower") upon the terms and conditions provided in the terms of that Credit
 --------
Agreement dated as of the date hereof (as amended and modified, the "Credit
                                                                     ------
Agreement") among the Borrower, the Guarantors and Lenders identified therein
---------
and NationsBank, N.A., as Administrative Agent;

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective loans and extensions of credit to the Borrower thereunder that the Credit Parties shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders;

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and extensions of credit thereunder, the Pledgors hereby agree with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

     1.    Defined Terms. (a) Unless otherwise defined herein, terms defined in
           -------------
the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. For purposes of this Agreement, the term "Lender" shall
                                                                ------
include any Affiliate of any Lender which has entered into a Hedging Agreement with a Credit Party to the extent permitted by the Credit Agreement.

     (b)   The following terms shall have the following meanings:

           "Agreement": this Pledge Agreement, as the same may be amended,
            ---------
     modified or otherwise supplemented from time to time.

           "Code": the Uniform Commercial Code from time to time in effect in
            ----
     the State of North Carolina.

           "Collateral": the Pledged Stock and all Proceeds thereof.
            ----------

     "Collateral Account": any account established to hold money Proceeds,
      ------------------
maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders as provided in Section 8(a).

     "Issuers": the collective reference to the companies identified on
      -------
Schedule 1 attached hereto as the issuers of the Pledged Stock; individually,
----------
each an "Issuer."
         ------

     "Pledged Stock": the shares of capital stock listed on Schedule 1 hereto,
      -------------                                         ----------
together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to a Pledgor in respect of the Pledged Stock while this Agreement is in effect.

     "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of
      --------
the Uniform Commercial Code in effect in the State of North Carolina on the date hereof and, in any event, shall include, with limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

     "Secured Obligations": the collective reference to the following:
      -------------------

           (a) All unpaid principal of and interest on (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and other obligations owing under the Credit Agreement and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Notes, the other Credit Documents, any Hedging Agreements with a Lender or an Affiliate of a Lender to the extent permitted under the Credit Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement, any other Credit Document or any Hedging Agreements with a Lender or an Affiliate of a Lender to the extent permitted under the Credit Agreement); and

           (b) The prompt payment, performance and observance by the Guarantors under the Credit Agreement of all obligations of the Guarantors thereunder and under the other Credit Documents to which the Guarantors are a party (including, without limitation, payment of their guaranty obligations under the Credit Agreement), or under any Hedging Agreement with a Lender or an Affiliate of a Lender to the extent permitted under the Credit Agreement, to which such Guarantor is a party or any guaranty is given by it in connection therewith; and

                 (c) All other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing by the Pledgors to any Lender or the Administrative Agent, arising under this Pledge Agreement or any of the other Credit Documents, whether primary, secondary, direct, contingent, or joint and several; and

                 (d) All liabilities and obligations, now existing or hereafter arising, owing by the Borrower to any Lender or any Affiliate of a Lender arising under Hedging Agreements with a Lender or an Affiliate of a Lender to the extent permitted under the Credit Agreement.

           "Securities Act": the securities Act of 1933, as amended.
            --------------

           (c) The words "hereof," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

           (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2.    Pledge, Grant of Security Interest.  Each of the Pledgors hereby
           ----------------------------------
delivers to the Administrative Agent, for the ratable benefit of the Lenders, all the Pledged Stock and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

     3.    Stock Powers. Concurrently with the delivery to the Administrative
           ------------
Agent of each certification representing one or more shares of Pledged Stock to the Administrative Agent, each of the Pledgors shall deliver an undated stock power covering such certificate, duly executed in blank with, if the Administrative Agent so requests, signature guaranteed.

     4.    Representations and Warranties.  Each of the Pledgors represents and
           ------------------------------
warrants that:

           (a) The shares of Pledged Stock constitute all the issued and outstanding shares of all classes of capital stock of each Issuer.

           (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

           (c) The Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock free of any and all Liens or options in favor of, or claims of, any other Person, except the security interests created by this Agreement.

           (d) Upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock, the security interest created by this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.


     5.    Covenants.  Each of the Pledgors covenants and agrees with the
           ---------
Administrative Agent and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released;

           (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Except in connection with any transaction permitted under subsection 8.5 of the Credit Agreement, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Secured Obligations.

            (b) Without the prior written consent of the Administrative Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Administrative Agent to sell, assign or transfer any of the Collateral.

            (c) The Pledgor shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

            (d) The Pledgor shall pay, and save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement, except for any such liabilities which result from the gross negligence or wilful misconduct of the Administrative Agent.

      6.    Cash Dividends; Voting Rights.  Unless an Event of Default shall
            -----------------------------
have occurred and the Administrative Agent shall have given notice to the Pledgor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of the Issuers and consistent with past practice or otherwise to enable the partners or shareholders of the Pledgor to pay taxes, to the extent permitted in the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no
                                                    --------  -------
vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Credit Document.

      7.   Rights of the Lenders and the Administrative Agent. (a) All money
           --------------------------------------------------
Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent for the benefit of the Lenders in a Collateral Account. All Proceeds while held by the Administrative Agent in a Collateral Account (or by the Pledgors in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 8(a).

      (b) At any time after an Event of Default shall have occurred and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Secured Obligations in such order as the Administrative Agent may determine, and (ii) all shares of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shaers of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Pledgor or the Administrative Agent of any right, priviledge or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, priviledge or option and shall not be responsible for any failure to do so or delay in so doing.

      8.    Remedies. (a) At any time after an Event of Default shall have
            --------
occurred, at the Administrative Agent's election, the Administrative Agent's election, the Administrative Agent may apply all or any part of the Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as the Administrative Agent may elect.

      (b) At any time after an Event of Default shall have occurred, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell assign, given and option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without such assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity of redemption is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Secured Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law including, without limitation,
Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 20 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

     9.    Registration Rights; Private Sales.  (a) If the Administrative Agent
           ----------------------------------
shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to uses its best efforts to cause the registration statement relating thereto become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor acknowledges and agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

     (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer agrees to do so.

     (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

     10.  Irrevocable Authorization and Instruction to Issuer.  The Pledgor
          ---------------------------------------------------
hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer shall be fully protected in so complying.

     11.  Administrative Agent's Appointment as Attorney-in-Fact.  (a) The
          ------------------------------------------------------
Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as it true and lawful attorney-in-fact with fully irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Administrative Agent's own name, from time to time in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsement, assignment or other instruments of transfer.

     (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     12.   Duty of Administrative Agent.  The Administrative Agent's sole duly
           ----------------------------
with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account, except that the Administrative Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     13.   Execution of Financing Statements.  Pursuant to Section 9-402 of the
           ---------------------------------
Code, the Pledgor authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     14.   Authority of Administrative Agent.  The Pledgor acknowledges that the
           ---------------------------------
rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     15.   Notices.  All notices shall be given or made in accordance with
           -------
Section 11.1 of the Credit Agreement.

     16.   Severability.  Any provision of this Agreement which is prohibited or
           ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     17.   Amendments in Writing; No Waiver; Cumulative Remedies.  (a) None of
           -----------------------------------------------------
the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent, provided
                          --------
that any provision of this Agreement may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by facsimile transmission from the Administrative Agent.

     (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     18.  Section Headings. The section headings used in this Agreement are for
          ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     19.  Successors and Assigns. This Agreement shall be binding upon the
          ----------------------
successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns, provided that the Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent and any such purported assignment shall be null and void.

     21.  GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
          -------------
PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.

     IN WITNESS WHEREOF, the undersigned has caused this Stock Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:                          PEDIATRIC SERVICES OF AMERICA, INC.,
                                   a Delaware corporation
                                   PEDIATRIC SERVICES OF AMERICA, INC.,
                                   a Georgia corporation
                                   PREMIER MEDICAL SERVICES, INC.,
                                   a Nevada corporation
                                   PREMIER CERTIFIED HOME HEALTH SERVICES, INC., a Nevada corporation

                                   By: /s/ Stephen M. Mengert
                                      ------------------------------------------
                                   Name:  Stephen M. Mengert
                                   Title: Senior Vice President and Chief
                                          Financial Officer

                                          for each of the foregoing

ADMINISTRATIVE
AGENT:                             NATIONSBANK, N.A.,
                                   as Administrative Agent

                                   By: /s/ Ashley M. Crabtree
                                      ------------------------------------------
                                   Name:  ASHLEY M. CRABTREE
                                   Title: SENIOR VICE PRESIDENT

                                  Schedule 1
                                  ----------
                         Description of Pledged Stock

                                                                                                                             No. of
            Issuer                                                Pledgor                   Class Description   Cert. No.    Shares
            ------                                                -------                   -----------------   ---------    ------
PSA Licensing Corporation,                         Pediatric Services of America, Inc., a         Common            1         100
 a Delaware corporation                            Delaware corporation

PSA Properties Corporation,                        Pediatric Services of America, Inc., a         Common            1         100
 a Delaware corporation                            Delaware corporation

Pediatric Services of America, Inc., a             Pediatric Services of America, Inc., a         Common            5        1,000
Georgia corporation                                Delaware corporation

Pediatric Services of America                      Pediatric Services of America, Inc., a         Common            1        1,000
(Connecticut), Inc., a Connecticut                 Georgia corporation
corporation

Pediatric Home Nursing Services, Inc., a           Pediatric Services of America, Inc., a         Common            1         100
New York corporation                               Georgia corporation

Pediatric Partners, Inc., a Delaware               Pediatric Services of America, Inc., a         Common           11         100
corporation                                        Georgia corporation

Premier Medical Services, Inc., a Nevada           Pediatric Services of America, Inc., a         Common            1        1,000
corporation                                        Georgia corporation

Insurance Medical Reporter, Inc., a                Premier Medical Services, Inc., a              Common            1        1,000
Nevada corporation                                 Nevada corporation

Premier Nurse Staffing, Inc., a Nevada             Premier Medical Services, Inc., a              Common            1        1,000
corporation                                        Nevada corporation

Premier Certified Home Health Services,            Premier Medical Services, Inc., a              Common            1        1,000
Inc., a Nevada corporation                         Nevada corporation

ARO Health Services, Inc., a Washington            Premier Certified Home Health                  Common            2         500
corporation                                        Services, Inc., a Nevada corporation

                                  SCHEDULE 2
                                  ----------

                            Irrevocable Stock Power


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of _______________, a ________ corporation:


            Certificate No.              No. of Shares
            ---------------              -------------



and irrevocably appoints



its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.


Date:                   Pediatric Services of America, Inc.,
                        a Georgia corporation

                        By:
                           ------------------------------
                        Name: Stephen M. Mengert
                        Title: Senior Vice President and Chief Financial Officer


Witnessed by:                        [Signature Guaranteed:]


-----------------------

-----------------------

                                SWINGLINE NOTE

$5,000,000                                                      August 13, 1997

     FOR VALUE RECEIVED, the undersigned Borrower, hereby promises to pay to the order of NATIONSBANK, N.A., and its successors and assigns, on or before the Termination Date to the office of the Administrative Agent in immediately available funds as provided in the Credit Agreement, the principal amount of the Swingline Committed Amount shown above or, if less, the aggregate unpaid principal amount of all Swingline Loans in such amounts and on such dates as provided in the Credit Agreement; together with interest thereon at the rates and as provided in the Credit Agreement.

     This Note is the Swingline Note referred to in the Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement") among
                                                     ----------------
PEDIATRIC SERVICES OF AMERICA, INC., a Georgia corporation, the Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that
                                                                 --------
any failure to endorse such information shall not affect the obligation of the undersigned Borrower to pay amounts evidenced hereby.

     Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the undersigned Borrower. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the undersigned Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

     This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

     IN WITNESS WHEREOF, the undersigned Borrower has caused this Note to be duly executed as of the date first above written.

                                       PEDIATRIC SERVICES OF AMERICA, INC.,
                                       a Georgia corporation

                                       By /s/ Stephen M. Mengert
                                         ---------------------------------------
                                       Name:  Stephen M. Mengert
                                       Title: Senior Vice President and
                                              Chief Financial Officer

                                REVOLVING NOTE


$25,000,000                                                      August 13, 1997

     FOR VALUE RECEIVED, the undersigned Borrower, hereby promises to pay to the order of NATIONSBANK, N.A., and its successors and assigns, on or before the Termination Date to the office of the Administrative Agent in immediately available funds as provided in the Credit Agreement, the principal amount of such Lender's Revolving Committed Amount shown above or, if less, the aggregate unpaid principal amount of all Revolving Loans made by such Lender to the undersigned Borrower, together with interest thereon at the rates and as provided in the Credit Agreement.

     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement")
                                                           ----------------
among Pediatric Services of America, Inc., a Georgia corporation, the Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that
                                                                 --------
any failure to endorse such information shall not affect the obligation of the undersigned Borrower to pay amounts evidenced hereby.

     Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the undersigned Borrower. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the undersigned Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

     This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

     IN WITNESS WHEREOF, the undersigned Borrower has caused this Note to be duly executed as of the date first above written.

                                PEDIATRIC SERVICES OF AMERICA, INC.,
                                a Georgia corporation

                                By /s/ Stephen M. Mengert
                                   --------------------------------
                                Name:  Stephen M. Mengert
                                Title: Senior Vice President and
                                        Chief Financial Officer

                                REVOLVING NOTE

$25,000,000                                                     August 13, 1997

     FOR VALUE RECEIVED, the undersigned Borrower, hereby promises to pay to the order of CREDITANSTALT-BANKVEREIN, and its successors and assigns, on or before the Termination Date to the office of the Administrative Agent in immediately available funds as provided in the Credit Agreement, the principal amount of such Lender's Revolving Committed Amount shown above or, if less, the aggregate unpaid principal amount of all Revolving Loans made by such Lender to the undersigned Borrower, together with interest thereon at the rates and as provided in the Credit Agreement.

     This note is one of the Revolving Notes referred to in the Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement")
                                                           ----------------
among Pediatric Services of America, Inc., a Georgia corporation, the Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that
                                                                 --------
any failure to endorse such information shall not affect the obligation of the undersigned Borrower to pay amounts evidenced hereby.

     Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the undersigned Borrower. In the event payments of amounts evidenced by this Note is not made at any stated or accelerated maturity, the undersigned Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

     This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

     IN WITNESS WHEREOF, the undersigned Borrower has caused this Note to be duly executed as of the date first above written.


                                           PEDIATRIC SERVICES OF AMERICA, INC.,
                                           a Georgia corporation

                                           By /s/ Stephen M. Mengert
                                              ----------------------
                                           Name:  Stephen M. Mengert
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                REVOLVING NOTE

$15,000,000                                                     August 13, 1997

     FOR VALUE RECEIVED, the undersigned Borrower, hereby promises to pay to the order of SUNTRUST BANK, ATLANTA, and its successors and assigns, on or before the Termination Date to the office of the Administrative Agent in immediately available funds as provided in the Credit Agreement, the principal amount of such Lender's Revolving Committed Amount shown above or, if less, the aggregate unpaid principal amount of all Revolving Loans made by such Lender to the undersigned Borrower, together with interest thereon at the rates and as provided in the Credit Agreement.

     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement")
                                                           ----------------
among Pediatric Services of America, Inc., a Georgia corporation, the Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that
                                                                 --------
any failure to endorse such information shall not affect the obligation of the undersigned Borrower to pay amounts evidenced hereby.

     Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the undersigned Borrower. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the undersigned Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

     This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

     IN WITNESS WHEREOF, the undersigned Borrower has caused this Note to be duly executed as of the date first above written.


                                           PEDIATRIC SERVICES OF AMERICA, INC.,
                                           a Georgia corporation

                                           By /s/ Stephen M. Mengert
                                              ----------------------
                                           Name:  Stephen M. Mengert
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                REVOLVING NOTE

$15,000,000                                                     August 13, 1997

     FOR VALUE RECEIVED, the undersigned Borrower, hereby promises to pay to the order of TORONTO DOMINION (TEXAS), INC., and its successors and assigns, on or before the Termination Date to the office of the Administrative Agent in immediately available funds as provided in the Credit Agreement, the principal amount of such Lender's Revolving Committed Amount shown above or, if less, the aggregate unpaid principal amount of all Revolving Loans made by such Lender to the undersigned Borrower, together with interest thereon at the rates and as provided in the Credit Agreement.

     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement")
                                                           ----------------
among Pediatric Services of America, Inc., a Georgia corporation, the Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that
                                                                 --------
any failure to endorse such information shall not affect the obligation of the undersigned Borrower to pay amounts evidenced hereby.

     Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the undersigned Borrower. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the undersigned Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

     This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

     IN WITNESS WHEREOF, the undersigned Borrower has caused this Note to be duly executed as of the date first above written.


                                           PEDIATRIC SERVICES OF AMERICA, INC.,
                                           a Georgia corporation

                                           By /s/ Stephen M. Mengert
                                              ----------------------
                                           Name:  Stephen M. Mengert
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                REVOLVING NOTE

$10,000,000                                                     August 13, 1997

     FOR VALUE RECEIVED, the undersigned Borrower, hereby promises to pay to the order of MELLON BANK, and its successors and assigns, on or before the Termination Date to the office of the Administrative Agent in immediately available funds as provided in the Credit Agreement, the principal amount of such Lender's Revolving Committed Amount shown above or, if less, the aggregate unpaid principal amount of all Revolving Loans made by such Lender to the undersigned Borrower, together with interest thereon at the rates and as provided in the Credit Agreement.

     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement")
                                                           ----------------
among Pediatric Services of America, Inc., a Georgia corporation, the Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that
                                                                 --------
any failure to endorse such information shall not affect the obligation of the undersigned Borrower to pay amounts evidenced hereby.

     Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the undersigned Borrower. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the undersigned Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

     This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

     IN WITNESS WHEREOF, the undersigned Borrower has caused this Note to be duly executed as of the date first above written.


                                           PEDIATRIC SERVICES OF AMERICA, INC.,
                                           a Georgia corporation

                                           By /s/ Stephen M. Mengert
                                              ----------------------
                                           Name:  Stephen M. Mengert
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                REVOLVING NOTE

$10,000,000                                                      August 13, 1997

     FOR VALUE RECEIVED, the undersigned Borrower, hereby promises to pay to the order of PNC BANK, N.A., and its successors and assigns, on or before the Termination Date to the office of the Administrative Agent in immediately available funds as provided in the Credit Agreement, the principal amount of such Lender's Revolving Committed Amount shown above or, if less, the aggregate unpaid principal amount of all Revolving Loans made by such Lender to the undersigned Borrower, together with interest thereon at the rates and as provided in the Credit Agreement.

     This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement")
                                                           ----------------
among Pediatric Services of America, Inc., a Georgia corporation, the Guarantors and Lenders identified therein and NationsBank, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that
                                                                 --------
any failure to endorse such information shall not affect the obligation of the undersigned Borrower to pay amounts evidenced hereby.

     Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the undersigned Borrower. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the undersigned Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

     This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

     IN WITNESS WHEREOF, the undersigned Borrower has caused this Note to be duly executed as of the date first above written.

                                        PEDIATRIC SERVICES OF AMERICA, INC.,
                                        a Georgia corporation

                                        By /s/ Stephen M. Mengert
                                           --------------------------------
                                           Name:   Stephen M. Mengert
                                           Title:  Senior Vice President and
                                                    Chief Financial Officer